UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Case No. 02-12834 and 02-41729 through 02-41957*
Chapter 11

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(Name of Debtors)

Monthly Operating Report for
the period ended January 31, 2004 **

Debtors’ Address:
5619 DTC Parkway
Greenwood Village, CO 80111

Willkie Farr & Gallagher LLP
(Debtors’ Attorneys)

Monthly Operating Loss: $(8,217)
($ in thousands)

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.**

Date: February 25, 2004

/s/ Scott Macdonald
Scott Macdonald
Senior Vice President
and Chief Accounting Officer

Indicate if this is an amended statement by checking here

AMENDED STATEMENT_____

* Refer to Schedule VI for a listing of Debtors by Case Number

**All amounts herein are preliminary and subject to revision. The Debtors reserve all rights to revise this report.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED BALANCE SHEET (Dollars in thousands, except per share amounts)
January 31, 2004

ASSETS:
Cash and cash equivalents	$264,226
Restricted cash	87,844
Subscriber receivables - net	224,332
Prepaid expenses	81,654
Investments	21,507
Intercompany receivables	27,601,501
Related party receivables	1,892,909
Property, plant and equipment - net	7,032,860
Intangible assets - net	15,427,425
Other assets - net	436,135

Total assets	$53,070,393

LIABILITIES AND STOCKHOLDERS' EQUITY:
Accounts payable	$139,190
Subscriber advance payments and deposits	123,192
Accrued interest and other liabilities	499,308
Intercompany payables	561,857
Related party payables	162,471
Parent and subsidiary debt	342,952
Deferred income taxes	2,004,832

3,833,802

Liabilities subject to compromise:
Parent and subsidiary debt	13,421,600
Parent and subsidiary debt under co-borrowing credit facilities
attributable to Rigas family entities	2,846,156

16,267,756
Accounts payable	980,996
Accrued interest and other liabilities	534,072
Intercompany payables	27,012,249
Related party payables	1,358,965
Cumulative redeemable exchangeable preferred stock	148,794

Total liabilities subject to compromise	46,302,832

Total liabilities	50,136,634

Minority interests	546,340

Stockholders' equity:
Convertible preferred stock	397
Class A and Class B common stock, $.01 par value, 1,500,000,000
shares authorized, 254,842,461 shares issued and outstanding	2,548
Additional paid-in capital	9,460,346
Accumulated other comprehensive loss	(6,592)
Accumulated deficit	(4,073,723)
Treasury stock, at cost	(149,401)

5,233,575
Amounts due from Rigas family entities under co-borrowing credit facilities	(2,846,156)

Total stockholders' equity	2,387,419

Total liabilities and stockholders' equity	$53,070,393

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts)
	Month Ended January 31, 2004	Nineteen Months Ended January 31, 2004

Revenue	$313,430	$5,569,748
Cost and expenses:
Direct operating and programming	160,548	2,653,591
Selling, general and administrative	71,627	1,254,058
Depreciation and amortization	76,905	1,419,988
Impairment of long-lived and other assets	--	72,134
Non-recurring professional fees	5,029	87,647
Estimated provision for accounting changes	--	51,000

Operating income (loss) before reorganization
expenses due to bankruptcy	(679)	31,330
Reorganization expenses due to bankruptcy	7,538	144,052

Operating loss	(8,217)	(112,722)

Other income (expense):
Interest expense	(33,583)	(649,898)
Minority interest in losses of subsidiaries - net	232	14,517
Other-than-temporary impairment of investments and other assets	--	(182,553)
Other	659	14,370

	(32,692)	(803,564)

Net loss before income taxes	(40,909)	(916,286)
Income tax benefit	--	35

Net loss applicable to common stockholders	$(40,909)	$(916,251)

Net loss per weighted average share outstanding -
basic and diluted	$(0.16)	$(3.61)

Weighted average shares outstanding (in thousands) -
basic and diluted	253,748	253,748

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS (Dollars in thousands)
	Month Ended January 31, 2004	Nineteen Months Ended January 31, 2004

Cash flows from operating activities:
Net loss	$(40,909)	$(916,251)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	76,905	1,419,988
Amortization of bank financing costs	2,102	32,359
Impairment of long-lived and other assets	--	72,134
Other-than-temporary impairment of investments
and other assets	--	182,553
Minority interest in losses of subsidiaries - net	(232)	(14,517)
Equity in losses of affiliates, net	(53)	1,320
Gain on sale of assets - net	(292)	(3,864)
Other non-cash items	--	3,856
Reorganization expenses due to bankruptcy	7,538	144,052
Non-recurring professional fees, net of amounts paid	763	23,508
Change in assets and liabilities:
Subscriber receivables - net	8,437	(23,518)
Prepaid expenses - net	(8,101)	(27,737)
Other assets - net	(552)	(63,348)
Accounts payable	(21,832)	47,026
Subscriber advance payments and deposits	12,970	45,360
Accrued interest and other liabilities	25,916	302,288
Intercompany receivables and payables - net	(2,347)	(14,243)

Net cash provided by operating activities before
payment of reorganization expenses	60,313	1,210,966
Reorganization expenses paid during the period	(1,999)	(116,020)

Net cash provided by operating activities	58,314	1,094,946

Cash flows from investing activities:
Expenditures for property, plant and equipment	(51,181)	(1,109,774)
Cash paid for acquisitions	(3)	(2,890)
Changes in restricted cash	723	(86,462)
Investment distributions and contributions - net	--	(954)
Related party receivables and payables - net	1,531	28,851
Other	--	118

Net cash used in investing activities	(48,930)	(1,171,111)

Cash flows from financing activities:
Proceeds from debt	11,000	288,000
Payments of debt	(2,820)	(41,197)
Payment of debtor in possession bank financing costs	--	(48,797)

Net cash provided by financing activities	8,180	198,006

Change in cash and cash equivalents	17,564	121,841
Cash and cash equivalents, beginning of period	246,662	142,385

Cash and cash equivalents, end of period	$264,226	$264,226

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

1.     Organization, Business and Proceedings under Chapter 11

        Adelphia Communications Corporation and subsidiaries (“Adelphia” or the “Company”) owns, operates and manages cable television systems and other related businesses. Adelphia’s operations primarily consist of providing analog and digital cable services, high-speed Internet access and other advanced services over Adelphia’s broadband networks. These services are generally provided to residential customers. These services are offered in the respective franchise areas under the name Adelphia. Cable systems owned by Adelphia are located in 30 states and Puerto Rico, with large clusters in Los Angeles, Western Pennsylvania, Ohio, Western New York, New England, Florida, Virginia and Colorado Springs.

        Solely for the purposes of the accompanying unaudited consolidated financial statements, the accounts of Adelphia, including its majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by Adelphia, are included with the exception of those subsidiaries/entities (the “Non-Filing Entities”) who did not file voluntary petitions under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) and Century-ML Cable Venture (“CMLCV”), a joint venture of which Adelphia is the managing partner and whose bankruptcy filing is administered separately. The Non-Filing Entities as of January 31, 2004 include Palm Beach Group Cable, Inc., Palm Beach Group Cable Joint Venture, Century-ML Cable Corporation, Praxis Capital Ventures, L.P., St. Mary’s Television, Inc., Adelphia Brasil, Ltda, STV Communications and Main Security Surveillance, Inc. As of and for the month ended January 31, 2004, the Non-Filing Entities were not significant to the consolidated results of operations, financial position, or cash flows of the filing entities. The accompanying unaudited consolidated financial statements do not include any entities owned and/or controlled by John J. Rigas or his family (the “Rigas Family” or “Rigas Entities”).

Bankruptcy Proceedings

        On June 25, 2002, Adelphia and all of its wholly-owned subsidiaries (including Century Communications Corporation (“Century”) which filed on June 10, 2002) (all filing entities herein known as the “Debtors” or “Filing Entities”) except for the Non-Filing Entities and CMLCV which filed on September 30, 2002 (see Note 18) filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court. The Debtors are operating their business as debtors-in-possession. On July 11, 2002, the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”) appointed a statutory committee of unsecured creditors (the “Creditors’ Committee”). In addition, on July 31, 2002, the U.S. Trustee appointed a statutory committee of equity holders (the “Equity Committee” and collectively with the Creditors’ Committee, the “Committees”). The Committees have the right to, among other things, review and object to certain business transactions and may participate in the formulation of the Company’s long-term business plan and plan of reorganization. By order dated October 25, 2002, the Bankruptcy Court granted the Company’s request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof, through February 21, 2003 and April 21, 2003, respectively. By order dated March 20, 2003, the Bankruptcy Court granted the Company’s second request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof through June 20, 2003 and August 21, 2003, respectively. By order dated June 26, 2003, the Bankruptcy Court granted the Company’s third request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof through October 20, 2003 and December 22, 2003, respectively. By order dated November 13, 2003, the Bankruptcy Court granted the Company’s fourth request for an extension of the exclusive period within which to file a plan or plans of reorganization (the “Exclusive Period”) and solicit acceptances thereof (the “Solicitation Period”) through February 17, 2004 and April 20, 2004, respectively. On February 9, 2004, the Debtors filed a motion requesting an additional extension of the Exclusive Period and the Solicitation Period to April 17, 2004 and June 19, 2004, respectively. On February 5, 2004, the Equity Committee filed a motion to terminate the Debtors’ exclusive periods. On February 17, 2004 the Rigas Family filed a motion to terminate the Debtors’ exclusive periods. A bridge order was entered by the Bankruptcy Court extending the Exclusive Period until the hearing is held and a determination by the Bankruptcy Court is made. A hearing to consider these motions presently is being scheduled in April 2004. On February 25, 2004, the Company and certain of its subsidiaries filed their proposed joint plan of reorganization and related draft disclosure statement with the Bankruptcy Court.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Bankruptcy Costs and Fees

        In connection with the effectiveness of a plan or plans of reorganization, the Company will incur certain costs and fees. Certain of these expenses will be due once the plan of reorganization is approved by the Bankruptcy Court and include cure costs, financing fees and success fees. The Company is currently aware of certain success fees that potentially could be paid to representatives of the Company and Committees upon the Company’s emergence from bankruptcy. Currently, these contingent fees are estimated to be between $27,000 to $31,500. As no plan or plans of reorganization have been confirmed by the Bankruptcy Court, no accrual for such amounts has been recorded in the accompanying unaudited consolidated financial statements.

Basis of Presentation

        Until a plan or plans of reorganization is confirmed by the Bankruptcy Court, the unaudited consolidated financial statements of the Company have been prepared using guidance prescribed by the American Institute of Certified Public Accountants’ (“AICPA”) Statement of Position 90-7 “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code” (“SOP 90-7”) and generally accepted accounting principles in the United States of America (“GAAP”). These unaudited consolidated financial statements are not intended to present fairly the financial position of the Company as of January 31, 2004, or the results of its operations or its cash flows for the one and nineteen month periods ended January 31, 2004 in conformity with GAAP because the accompanying unaudited consolidated financial statements exclude the financial position, results of operations and cash flows of the Non-Filing entities and CMLCV. Furthermore, the accompanying unaudited consolidated financial statements do not include all of the information and footnote disclosures required by GAAP for complete financial statements.

        The accompanying unaudited consolidated financial statements of the Company have been prepared on a going concern basis, which assumes the realization of assets and the payment of liabilities in the ordinary course of business, and do not reflect any adjustments that might result if the Company is unable to continue as a going concern. As a result of the reorganization proceedings under Chapter 11 of the Bankruptcy Code, the Company may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the accompanying unaudited consolidated financial statements.

        SOP 90-7 requires that pre-petition liabilities that are subject to compromise be segregated in the unaudited consolidated balance sheet as liabilities subject to compromise and that revenue, expenses, realized gains and losses, and provisions for losses resulting directly from the reorganization due to the bankruptcy be reported separately as reorganization expenses in the unaudited consolidated statements of operations. See Note 5 to these unaudited consolidated financial statements for further discussion. As a result of the Company’s recurring losses, the Chapter 11 filing and circumstances relating to these events (including the Company’s debt structure), actions taken by Rigas management and current economic conditions, realization of assets and liquidation of liabilities are subject to significant uncertainty. In order to provide liquidity through June 2004, the Company entered into an Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002, as amended, with a group of lenders led by JP Morgan Securities Inc. and CitiGroup Global Markets Inc. (formerly known as Salomon Smith Barney, Inc.) as Co-Lead Arrangers (the “DIP Lenders”), for a Debtor-in-Possession Credit Facility (the “DIP Facility”). See Note 2 to these unaudited consolidated financial statements for further discussion. The Company believes that cash flows from operations, along with the financing provided through the DIP Facility, should allow the Company to continue as a going concern; however, there can be no assurance of this. The Company’s ability to continue as a going concern is also dependent upon its ability to maintain compliance with covenants under the DIP Facility and the ability to generate sufficient cash flow from operations and financing sources to meet its obligations as they become due. In the event a Chapter 11 plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, continuation of the Company’s business thereafter will be dependent on the Company’s ability to achieve positive operating results and maintain satisfactory capital and liquidity. Until a plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, there can be no assurance that the Company will emerge from these bankruptcy proceedings. Furthermore, the effect on the Company’s business from the terms and conditions of such a plan or plans of reorganization cannot be determined at this time and, therefore, also raises substantial doubt regarding the Company’s ability to continue as a going concern.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        The accompanying unaudited consolidated financial statements have been derived from the books and records of the Company. However, certain financial information has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP. Upon the application of such procedures (i.e., tests for asset impairment), the Company believes that the financial information of the Debtors will be subject to changes, and these changes could be material. The Company’s intangible assets primarily consist of purchased franchises and goodwill that resulted from the allocation of the purchase price of previously acquired cable systems. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets”, the Company discontinued amortizing its purchased franchise and goodwill intangibles as of January 1, 2002. SFAS No. 142 requires annual testing for impairment of goodwill and indefinite-lived intangible assets (i.e., purchased franchise intangibles), or more frequently as warranted by events or changes in circumstances. At this time, the Company has not completed its impairment test of its purchased franchise and goodwill intangible assets. Any adjustment, as a result of an analysis performed in accordance with SFAS No. 142, may have a material impact on the Company’s financial statements. Additionally, the Company has not completed its adoption of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, which addresses the financial accounting and reporting for the impairment of long-lived assets and long-lived assets to be disposed of. Once the Company has completed its adoption of SFAS No. 144, an adjustment to the financial statements may be required and this adjustment may be material to the financial statements. Furthermore, the Company disclosed in its Current Report on Form 8-K, dated June 10, 2002, that it believes that certain financial information reported by Rigas management was unreliable. As such, the books and records of the Company from which the accompanying unaudited consolidated financial statements of the Debtors are derived may not accurately reflect the financial condition, results of operations and cash flows of the Debtors.

        The Company is reviewing its books and records and other information on an on-going basis to determine whether the accompanying unaudited consolidated financial statements of the Debtors should be supplemented or otherwise amended. The Company reserves the right to file, at any time, such supplements or amendments to these accompanying unaudited consolidated financial statements. The accompanying unaudited consolidated financial statements should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather, a current compilation of the Debtors’ books and records. The Company does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein.

        All significant intercompany accounts have been presented gross for purposes of these unaudited consolidated financial statements and accordingly, have not been eliminated in consolidation. GAAP would require that these intercompany balances be eliminated in consolidation. See Note 8 to these unaudited consolidated financial statements for further discussion.

        As previously stated, certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of management, all disclosures considered necessary for an informative presentation have been included herein. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2000. As further discussed in Dismissal of Former Independent Public Accountants/New Management below, PricewaterhouseCoopers, LLP (“PwC”), the Company’s independent accountants, has not completed its audit as of and for the years ended December 31, 2003, 2002 and 2001 or its re-audits as of and for the years ended December 31, 2000 and 1999.

Reclassification

        Certain amounts for the nineteen months ended January 31, 2004 have been reclassified to conform with the January 31, 2004 monthly presentation.

        In accordance with SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity,” the Company has reclassified “Cumulative redeemable exchangeable preferred stock” as a liability in the accompanying unaudited consolidated balance sheet.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Dismissal of Former Independent Public Accountants/New Management

        As disclosed in its Current Report on Form 8-K filed on June 14, 2002 as amended, the Company, on June 9, 2002, dismissed Deloitte & Touche LLP (“Deloitte”), its former independent public accountants.

        As a result of actions taken by management of the Company during the time that it was controlled by the Rigas family (“Rigas Management”), the Company has not yet completed its financial statements as of and for the years ended December 31, 2003, 2002 and 2001 or received its independent auditor’s report thereon. In addition, the Company has not filed with the Securities and Exchange Commission (“SEC”) its Annual Reports on Form 10-K as of and for the years ended December 31, 2002 and 2001. Furthermore, the Company has not timely filed its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2003, June 30, 2003, March 31, 2003, September 30, 2002, June 30, 2002 and March 31, 2002. As of the date Deloitte was dismissed as the Company’s independent accountants, Deloitte had not completed its audit or issued its independent auditors’ report with respect to the Company’s financial statements as of and for the year ended December 31, 2001. In addition, Deloitte withdrew the audit reports it had issued with respect to the financial statements of the Company and its subsidiaries. The Company is performing a review of its historical books and records, accounting policies and practices and financial statements to determine whether its books and records and financial statements need to be adjusted in light of the actions taken by management of the Company during the time that the Rigas Family held director and officer positions at the Company. Adelphia’s current management is actively engaged in preparing restated financial statements for 1999 and 2000, preparing restated financial statements for 2001 (which, although never publicly disclosed, were substantially completed at the time of the discovery of the Rigas mismanagement) and preparing financial statements for 2002 and 2003. In addition, PwC is preparing the audits for the years ended December 31, 2003, 2002 and 2001 and re-audits for the years ended December 31, 2000 and 1999. See Note 3 to these unaudited consolidated financial statements for further information.

        On November 6, 2002, the Company filed a lawsuit against Deloitte charging them with, among other charges, professional negligence, breach of contract, fraud and wrongful conduct. The Company is seeking compensation for all injury from Deloitte’s conduct, as well as punitive damages. Deloitte filed preliminary objections to the complaint. On June 11, 2003, the Bankruptcy Court denied Deloitte’s preliminary objections in their entirety. On September 15, 2003, Deloitte filed an answer and counterclaims with respect to the Company’s complaint and also asserted claims against the Rigas Family. On January 9, 2004, the Company filed an answer to Deloitte’s counterclaims and also served discovery requests on Deloitte, including (i) Adelphia’s First Set of Document Requests and (ii) a Notice of Deposition of Deloitte’s Corporate Designee. Deloitte moved to stay discovery in this action until completion of the DoJ Action, which Adelphia opposed. The motion became moot as the court effectively stayed discovery for 60 days in that action until the beginning of April 2004.

        Effective March 18, 2003, the Company appointed William Schleyer to serve as its new Chief Executive Officer and Ronald Cooper to serve as its new President and Chief Operating Officer. The new Chief Executive Officer replaced the Interim Chief Executive Officer, who, along with other new members of management, took control of the Company in May 2002. The Company’s employment of William Schleyer and Ronald Cooper was approved by the Bankruptcy Court by Orders dated March 4, 2003 and March 7, 2003, respectively. Mr. Schleyer’s employment agreement provides that he will be permitted to use the Company’s aircraft in accordance with the corporate aircraft policy approved by the Board of Directors, and prohibits personal use of the aircraft. In October 2003, the Board of Directors approved an aircraft policy that provides, among other things, that reimbursed commuting under a timeshare arrangement does not constitute personal use of the aircraft if significant advantages to the Company in terms of time, money, security or productivity may be realized.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

2.     Debt and Other Obligations

        Due to the commencement of the Chapter 11 filings and the Company’s failure to comply with certain financial covenants, the Company is in default on substantially all of its pre-petition debt obligations. Except as otherwise may be determined by the Bankruptcy Court, the stay protection afforded by the Chapter 11 filings prevents any action from being taken with regard to any of the defaults under the pre-petition debt obligations. All of the pre-petition obligations are classified as liabilities subject to compromise in the accompanying consolidated balance sheet as of January 31, 2004. See Note 4 to these unaudited consolidated financial statements for further information.

DIP Facility

        In connection with the Chapter 11 filings, the Company entered into a $1,500,000 DIP Facility. The DIP Facility was approved by the Bankruptcy Court on August 23, 2002.  The DIP Facility expires on the earlier of June 25, 2004 or upon the occurrence of certain other events, including the effective date of a reorganization plan of the loan parties that is confirmed pursuant to an order of the Bankruptcy Court.  The debtor-in-possession commitment that Adelphia received can be used for general corporate purposes and investments, as defined in the DIP Facility. The DIP Facility is secured with a first priority lien on all of Adelphia’s unencumbered assets, a priming first priority lien on all its assets securing its pre-petition bank debt, and a junior lien on all other assets subject to valid pre-existing liens.  The DIP Facility consists of a $1,300,000 revolving credit facility (the “Tranche A Loan”) and a $200,000 loan (the “Tranche B Loan”). Loans under the DIP Facility bear interest at the Alternate Base Rate (greatest of the Prime Rate, the Base CD Rate plus 1% or the Federal Funds Effective Rate plus .5%) plus 2.5% or LIBOR plus 3.5%.  On September 3, 2002, the Company closed on the DIP Facility and, as part of the closing, the proceeds from the Tranche B Loan in the amount of $200,000 were funded by the DIP Lenders and transferred into credit-linked investment accounts maintained at JPMorgan Chase Bank (the “Tranche B Loan Proceeds”). The Company pays interest on the Tranche B Loan Proceeds, net of interest income, as defined.

        The DIP Facility contains certain restrictive covenants, which include limitations on the incurrence of additional guarantees, liens and indebtedness, the sale of assets, and the funding of capital expenditures. The DIP Facility also requires that the Company meet certain financial covenants, which became effective for periods beginning May 1, 2003. The Company believes that it is in material compliance with all of the requirements of the DIP Facility.

        On July 10, 2003 and January 28, 2004, the Company made mandatory prepayments of principal on the DIP Facility in connection with the consummation of certain asset sales. As a result, the total commitment for the entire DIP Facility was reduced to $1,497,751, with the total commitment of the Tranche A Loan being reduced to $1,298,866 and the total commitment of the Tranche B Loan being reduced to $198,885. As of January 31, 2004, $86,866 under the Tranche A Loan has been drawn and letters of credit totaling $17,102 have been issued under the Tranche A Loan, leaving availability of $1,194,898 under the Tranche A Loan. Furthermore, as of January 31, 2004, $198,885 under the Tranche B Loan has been drawn. Letters of credit totaling $44,394 have been issued secured by the Tranche B Loan Proceeds. A portion of the restricted cash in the accompanying consolidated balance sheet reflects the Tranche B Loan Proceeds securing letters of credit issued under the Tranche B Loan.

        On February 3, 2004, Amendment No. 12 to the DIP Facility became effective. Under the terms of Amendment No. 12, the minimum cumulative earnings before interest, taxes, depreciation, amortization and reorganization covenant (the “Minimum Cumulative EBITDAR Covenant”) applicable to the Century-TCI Borrower Group under the DIP Facility was modified. In addition, in connection with the execution of Amendment No. 12 to the DIP Facility, the DIP Lenders agreed to waive certain defaults and events of default that arose out of or were otherwise related to the breach by the Century-TCI Borrower Group of the Minimum Cumulative EBITDAR Covenant prior to the effective date of Amendment No. 12 to the DIP Facility. Amendment No. 12 to the DIP Facility is being filed with the SEC contemporaneously with the filing of this Monthly Operating Report.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Co-Borrowing Credit Facilities

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, various subsidiaries of the Company have entered into co-borrowing credit facilities with certain entities owned by the Rigas Family. Historically, the Company’s financial statements reported borrowings attributable only to the Company under such co-borrowing credit facilities and provided footnote disclosure as to the total amount of borrowings permitted under such facilities without disclosing the amount of borrowings attributable to entities owned by the Rigas Family. Therefore, the entire co-borrowing credit facilities were not reflected as indebtedness on the Company’s historical financial statements.

        As discussed in Note 1, at this time, PwC has not completed its audits of the Company’s financial statements as of and for the years ended December 31, 2003, 2002 and 2001 and the Company is engaged in preparing restated financial statements as of and for the years ended December 31, 2001, 2000 and 1999. As disclosed in its Current Reports on Form 8-K filed on May 24 and June 10, 2002, after initial discussions with the SEC in early May 2002, the Company announced on May 24, 2002 that it had tentatively concluded that it would increase the Company’s indebtedness by $2,846,156 to reflect the full amount of borrowings by entities owned by the Rigas Family for which subsidiaries of the Company are jointly and severally liable. Accordingly, the accompanying unaudited consolidated financial statements reflect an increase of $2,846,156 of such indebtedness of parent and subsidiary debt in liabilities subject to compromise with a corresponding receivable from such Rigas Entities reflected as a reduction in stockholders’ equity. Since consultations are continuing with the SEC and PwC, and PwC has not yet completed its audit of the Company’s financial statements, the accounting treatment for the increase in parent and subsidiary debt and the reduction in stockholders’ equity for the corresponding receivable reflected in the accompanying unaudited financial statements has yet to be finalized. The final accounting treatment may result in a materially different treatment from that presented herein.

        On July 6, 2003, the Creditors’ Committee filed an adversary proceeding against the Debtors’ Pre-Petition Agents and Pre-Petition Secured Lenders (collectively, the “Defendants”) on behalf of the Debtors and their estates seeking, among other things, to: (i) recover as fraudulent transfers the principal and interest paid by the Debtors to the Defendants; (ii) avoid as fraudulent transfer obligations the Debtors’ obligation, if any, to repay the Defendants; (iii) recover damages for breaches of fiduciary duties to the Debtors and for aiding and abetting fraud and breaches of fiduciary duties by the Rigas Family; (iv) equitably disallow, subordinate or re-characterize each of the Defendants’ claims in the Debtors’ bankruptcy proceedings; (v) avoid and recover certain preferential transfers made to certain of the Defendants; and (vi) recover damages for violations of the Bank Holding Company Act. On July 29, 2003, the Bankruptcy Court entered a Stipulation and Order Regarding (a) the Creditors’ Committee’s Motion for Leave to Prosecute Claims and Causes of Action Against the Defendants, (b) the Equity Committee’s Motion to Intervene in the Adversary Proceeding and (c) the Pre-Petition Agents’ Responses in Opposition to the Motion of the Creditors’ Committee and the Equity Committee and Alternative Motions to Dismiss the Creditors’ Committee’s Complaint. On July 31, 2003, the Equity Committee filed a motion seeking authority to file additional claims against the Pre-Petition Lenders. By decision and order of the Bankruptcy Court, on August 5, 2003, the Bankruptcy Court determined that the Creditors’ Committee had met the applicable legal standards to assert claims on behalf of the Debtors. On or about October 3, 2003, certain of the Defendants filed objections to the Creditors’ Committee’s motion seeking standing to pursue the adversary proceeding filed against the Defendants. On or about January 13, 2004, the Creditors’ Committee filed its memorandum of law in opposition to objections to standing and motions to dismiss.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Parent and Subsidiary Debt

        The following information is an update of certain disclosures relating to the book value of the Company’s debt, as reflected on its books and records, included in Note 4 to Adelphia’s consolidated financial statements contained in the Annual Report on Form 10-K as of and for the year ended December 31, 2000. The book value of such indebtedness does not necessarily reflect the amount of the claim of the holders’ of such indebtedness in the Company’s bankruptcy proceeding.

Parent Debt:	December 31, 2003

9 1/4% Senior Notes due 2002	$325,000
8 1/8% Senior Notes due 2003	149,817
10 1/2% Senior Notes due 2004	150,000
7 1/2% Senior Notes due 2004	100,000
10 1/4% Senior Notes due 2006	487,698
9 7/8% Senior Notes due 2007	348,417
8 3/8% Senior Notes due 2008	299,438
7 3/4% Senior Notes due 2009	300,000
7 7/8% Senior Notes due 2009	350,000
9 3/8% Senior Notes due 2009	497,048
10 7/8% Senior Notes due 2010	745,316
10 1/4% Senior Notes due 2011	1,000,000
6 % Convertible Subordinated Notes due 2006	1,024,924
3 1/4% Convertible Subordinated Notes due 2021	978,253
9 7/8% Senior Debentures due 2005	129,286
9 1/2% Pay-In-Kind Notes due 2004	31,847

Total parent debt	$6,917,044

Subsidiary Debt:

Notes to banks	$3,970,531
DIP Facility	285,750
10 5/8% Senior Notes of Olympus due 2006	202,243
11% Senior Subordinated Notes of FrontierVision Due 2006	207,953
11 7/8% Senior Discount Notes Series A of FrontierVision due 2007	244,639
11 7/8% Senior Discount Notes Series B of FrontierVision due 2007	89,953
Zero Coupon Senior Discount Notes of Arahova due 2003	412,601
9 1/2% Senior Notes of Arahova due 2005	250,590
8 7/8% Senior Notes of Arahova due 2007	245,371
8 3/4% Senior Notes of Arahova due 2007	219,168
8 3/8% Senior Notes of Arahova due 2007	96,046
8 3/8% Senior Notes of Arahova due 2017	94,924
Senior Discount Notes of Arahova due 2008	348,086
Other subsidiary debt and capital leases	179,653

Total subsidiary debt	$6,847,508

Total parent and subsidiary debt, exclusive of co-borrowing credit facilities	13,764,552
Debt under co-borrowing credit facilities attributable to Rigas Entities	2,846,156

$16,610,708

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        In connection with the Company’s ongoing review of its books and records and other information, an adjustment was made for liabilities subject to compromise regarding classification of leases. For purposes of this report only, leases which are being paid on a current basis, have not been treated as liabilities subject to compromise.

        Total parent and subsidiary debt, exclusive of debt under co-borrowing credit facilities attributable to Rigas Entities, of $13,764,552 consists of liabilities subject to compromise of $13,421,600, bank financing under the DIP Facility of $285,750 and capital leases of $57,202.

Weighted average interest rate payable by subsidiaries
under credit agreements with banks	4.81%

        On December 29, 2003, certain holders of prepetition convertible subordinated debt issued by Adelphia Communications Corporation (“ACC”) and the Bank of New York, as trustee with respect to such debt, filed a lawsuit against ACC seeking, among other things, a declaratory judgment stating that under the provisions of the applicable indentures, such holders are entitled to receive and retain their pro rata portion of payment on their claims to the extent that distributions are made to ACC’s senior note holders in the form of Common Stock under any plan proposed in the chapter 11 cases. On February 6, 2004, ACC filed an answer denying the substantive allegations in the plaintiffs’ complaint. On February 9, 2004, the plaintiffs moved for summary judgment in connection with their request for relief. The Creditors’ Committee has intervened in the adversary proceeding and moved to dismiss the complaint on the basis that it presents no case or controversy and thus is not ripe for adjudication. In the alternative, the Creditors’ Committee has sought to stay the proceedings until all necessary parties have been joined or until the confirmation date of the Debtors’ plan of reorganization.

Interest Expense

        Interest expense totaled $33,583 and $649,898 for the one and nineteen month periods ended January 31, 2004, respectively, of which $12,713 and $251,753 is attributable to the Rigas Entities under co-borrowing credit facilities. In accordance with SOP 90-7, interest expense is reported only to the extent that it will be paid during Chapter 11 proceedings or will be allowed on a secured or unsecured claim. Had the Company not filed voluntary petitions under Chapter 11 of the Bankruptcy Code, the amount of interest expense that would have been reported in the unaudited consolidated statement of operations, for the one and nineteen month periods ended January 31, 2004 is $95,205 and $1,825,102, respectively.

Other

        By order dated August 7, 2003, the Bankruptcy Court ordered that the Rigas family could cause the Rigas Entities to pay on their behalf certain defense costs, not to exceed $15,000 in the aggregate. The order does not require any Debtor to advance funds of any Debtor’s estate for such defense costs. Adelphia and the Creditors’ Committee both appealed the order. The United States District Court for the Southern District of New York temporarily stayed the order. On September 2, 2003, the Bankruptcy Court approved a stipulation and order between the Debtors, the Rigas Family and certain other parties that allowed the Rigas Entities to advance up to $15,000 in defense costs to the Rigas Family, acknowledged that certain Rigas Entities were in default under certain co-borrowing facilities and delegated certain management rights to the Company with respect to the Rigas Entities. As of January 31, 2004, the Rigas Entities had advanced $11,046 to the Rigas Family for defense costs in accordance with the stipulation. On February 18, 2004, the Bankruptcy Court approved the request of the Rigas Family for an additional $12,800 for criminal defense costs only.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

3.     Correction in Accounting Policies and Practices / Provision for Accounting Changes

        Effective January 1, 2003, the Company, as part of its ongoing review of its historical books and records and its financial statements, corrected certain of its erroneous accounting policies and practices for Property, Plant and Equipment (“PP&E”) relating to the capitalization of labor, labor-related costs, certain overhead costs, and certain materials (collectively, “Capitalized Costs”) used in the maintenance of its cable systems. The erroneous capitalization of costs that were corrected included, among other things, Capitalized Costs for service calls and normal, ongoing maintenance to cable systems. Some of the items that had been capitalized included system electrical power, converter repairs, equipment repairs and maintenance contracts. The Company believes that the corrections were necessary in order to be in compliance with GAAP. At the time the Company filed its current report on Form 8-K dated February 25, 2003, the Company was still evaluating Capitalized Costs related to installation activities and internal construction (collectively, “Capitalized Installation and Construction Activities”). In April 2003, the Company corrected its erroneous accounting policies and practices related to Capitalized Installation and Construction Activities and recorded an adjustment of approximately $15,000 in the April 2003 accounting month to correct for these errors for the months of January through March 2003. These errors included the incorrect capitalization of reconnect and disconnect activities, which are prohibited by GAAP, as well as the improper capitalization or overcapitalization of certain overhead costs. This adjustment had the effect of increasing expenses and reducing capital expenditures in April 2003.

        The Company has not restated previously filed Adelphia Monthly Operating Reports and has not completed its review and analysis of its new accounting policies and practices for PP&E relating to Capitalized Costs, including Capitalized Installation and Construction Activities, on the financial statements for the years ended December 31, 2003, 2002, 2001, 2000 and 1999. However, the Company has recorded total adjustments of $144,000 in 2002 for estimated corrections in accounting polices and practices, comprised of (i) a May 2002 adjustment expensing approximately $21,000 for certain costs erroneously capitalized under Rigas Management accounting policies and practices, (ii) a December 2002 adjustment expensing approximately $21,000 for certain costs erroneously capitalized under Rigas Management accounting policies and practices, and (iii) an estimated provision for accounting changes of $51,000 in June 2002 and $8,500 per month from July 2002 through December 2002.

        The Company estimates that the new accounting policies and practices relating to Capitalized Costs, including Capitalized Installation and Construction Activities, for PP&E will materially increase expenses and decrease capital expenditures as compared to the accounting policies and practices of the Company under Rigas Management. The impact of the new accounting policies and practices relating to Capitalized Costs, including Capitalized Installation and Construction Activities, for PP&E on the Company’s results of operations will vary based upon levels of activities. Furthermore, the Company is currently unable to determine the impact on depreciation expense attributable to these corrections for any period since the adjustments to the historical costs of PP&E for 2003, 2002, 2001, 2000 and 1999 have not yet been finalized. The impact of these changes and any other further changes will likely be material.

        Additionally, management has not completed its overall review of the Company’s historical books and records, accounting policies and practices and financial statements, and accordingly, the Company may record additional adjustments for corrections in erroneous accounting policies and practices in addition to those adjustments already recorded for PP&E, and such adjustments may be material.

        PwC has not completed its audit of the Company’s books for any period and their audit could result in further adjustments to the Company’s results of operations and those adjustments could be material.

4.     Liabilities Subject to Compromise

        As discussed in Note 1 to the accompanying unaudited consolidated financial statements, the Company has been operating as a debtor-in-possession under Chapter 11 of the Bankruptcy Code since June 25, 2002. The Company is authorized to operate its business in the ordinary course.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        As a result of the Chapter 11 filing, all actions to collect the payment of pre-petition indebtedness are subject to compromise or other treatment under a plan or plans of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. Although pre-petition claims are generally stayed, as part of the first day orders and subsequent motions granted by the Bankruptcy Court, the Bankruptcy Court approved Adelphia’s motions to pay certain pre-petition obligations including, but not limited to, employee wages, salaries, commissions, incentive compensation and other related benefits. The Company has been paying and intends to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Company may assume or reject pre-petition executory contracts and unexpired leases with the approval of the Bankruptcy Court. Unless otherwise agreed to by the parties, the cost of curing any pre-petition executory contract or unexpired lease is borne by the Debtors. Any damages resulting from the rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise. Adelphia has provided notice to all known claimants of the bar date and their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which proofs of claims must be filed if a claimant disagrees with how such claimant’s claim appears on the Debtor’s Schedules of Liabilities. By order dated October 24, 2003, the Bankruptcy Court established a bar date for filing proofs of claim against the Debtors’ estates of January 9, 2004 at 5:00 P.M. (Eastern Time). The aggregate amount of claims filed and scheduled exceeds $3.2 trillion, including duplicate claims, but excluding any estimated amounts for unliquidated claims. The Debtors currently are in the process of reviewing, analyzing and reconciling the scheduled and filed claims. Differences between liability amounts estimated by the Company and claims filed by creditors will be investigated and the Bankruptcy Court will make a final determination of the disposition of such claim. The determination of how such liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a Chapter 11 plan or plans of reorganization as discussed in Note 1. Accordingly, the ultimate amount of the Company’s total liabilities is presently not determinable. On July 31, 2003, each Debtor filed with the Bankruptcy Court its Schedules of Liabilities and Statement of Financial Affairs. On or about October 8, 2003, each Debtor filed its First Amendment to its Schedules of Liabilities and Statement of Financial Affairs. On or about October 24, 2003, certain of the Debtors filed a Second Amendment to their respective Schedules of Liabilities. By order dated November 13, 2003, the Bankruptcy Court granted each Debtor an extension through January 15, 2004 to file its Schedules of Assets. By order dated January 13, 2004, the Bankruptcy Court granted the Debtors a further extension through March 1, 2004 to file their respective Schedules of Assets.

        As of January 31, 2004, the Company had liabilities subject to compromise of $46,302,832. Liabilities subject to compromise have been reported in accordance with SOP 90-7. Such amounts may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events. Such adjustments may be material to the amounts reported as liabilities subject to compromise.

        Valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on GAAP, the basis of which the accompanying financial statements are prepared, unless otherwise noted. Accordingly, the values set forth in the accompanying unaudited consolidated financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court.

5.     Non-Recurring Professional Fees and Reorganization Expenses Due to Bankruptcy

        The Company is incurring certain non-recurring professional fees that, although not directly related to the Chapter 11 filing, relate to the Company’s reorganization and have been incurred in response to the actions taken by Rigas Management. These expenses include the re-audit, legal, special investigation and forensic consultant fees of the Company and the Special Committee of the Board of Directors and have been included in non-recurring professional fees in the accompanying unaudited consolidated statements of operations. Based on the Company’s interpretation of SOP 90-7, only those fees directly related to the Chapter 11 filing should be expensed and included in reorganization expenses due to bankruptcy in the unaudited consolidated statements of operations. These expenses include legal, restructuring and financial consultant fees for the Company and for Committee representatives.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

6.     Accounts Payable, Accrued Expenses and Other Liabilities

        To the Company’s knowledge, all undisputed post-petition trade payables are current and all premiums for insurance policies, including all workers’ compensation and disability insurance policies, required to be paid are fully paid as of January 31, 2004.

        As stated in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Management is currently performing a review to substantiate the completeness of all liabilities. Such review is ongoing and may result in additional adjustments to the accompanying unaudited consolidated financial statements.

7.     Preferred Stock

        In accordance with the accounting direction provided in SOP 90-7, the Company has discontinued accruing for its preferred stock dividends as of June 25, 2002, the filing date of the Chapter 11 cases. Had the Company not filed voluntary petitions under Chapter 11 of the Bankruptcy Code, preferred stock dividends would have been $5,750 and $109,250 for the respective one and nineteen month periods ended January 31, 2004.

        On August 11, 2003, the Debtors initiated an adversary proceeding against the holders of various series of preferred stock of Adelphia (the “Preferred Stockholders”), seeking, among other things, to enjoin the Preferred Stockholders from exercising certain purported rights to elect directors to the Board of Directors due to Adelphia’s failure to pay dividends and alleged breaches of debt-like covenants contained in the Certificates of Designations relating to the preferred stock. On August 13, 2003, certain of the Preferred Stockholders filed an action in the Delaware Chancery Court seeking a declaratory judgment of their purported right to appoint two directors to the Board of Directors (the “Delaware Action”). On August 13, 2003, the Bankruptcy Court granted the Debtors a temporary restraining order, which, among other things, stayed the Delaware Action and temporarily enjoined the Preferred Stockholders from exercising their purported rights to elect directors to the Board of Directors. Thereafter, the Delaware Action was withdrawn.

8.     Intercompany Receivables and Payables

        The accompanying unaudited consolidated financial statements include intercompany receivables and payables related to all of Adelphia’s majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by the Company. The intercompany receivables and payables are presented at the gross amount with the total receivables balance included in assets and the total intercompany payables balance included in liabilities in the accompanying unaudited consolidated balance sheet. Intercompany payables have been segregated between pre- and post- bankruptcy petition and none of the intercompany balances have been collateralized. The intercompany balances do not net to zero as the Non-Filing Entities and CMLCV have not been included in the accompanying consolidated financial statements, as discussed in Note 1.

9.     Related Party Receivables and Payables

        Related party receivables and payables represent advances to and payables from certain related parties, including TelCove and entities owned and/or controlled by the Rigas Family. Related party receivables and payables are presented at the gross amount with the total receivable balance included in assets and the payables included in the liabilities in the accompanying unaudited consolidated balance sheet. Related party payables have been segregated between pre- and post-bankruptcy petition, and none of the related party balances have been collateralized. Management is continuing to evaluate the recoverability of related party receivables and may record reserves against such receivables in the future.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

10.     Cash and Cash Equivalents and Restricted Cash

        The Company considers all highly liquid investments with a maturity date of three months or less to be cash equivalents.

        As of January 31, 2004, the Company has restricted cash of $44,394 relating to proceeds from the Tranche B Loan which are subject to issued letters of credit. In addition, as required by an agreement with the Company’s insurance provider, the Company has restricted cash for the payment of franchise obligations in the amount of $27,952. Also included in restricted cash is $13,225 related to revenue received from customers which was placed in trust as a result of a dispute arising from the acquisition of certain cable systems from Verizon Media Ventures, Inc. (“Verizon”), as discussed in Note 14. The remainder of the restricted cash balance consists of cash collateral supporting obligations under certain of the Company’s franchise agreements and surety bonding obligations.

11.     Subscriber Receivables

        Subscriber receivables consist of monthly amounts due from the Company’s customers and are reported net of allowance for doubtful accounts of $13,380.

12.     Prepaid Expenses and Other Assets — Net

        Included in other assets — net are unamortized deferred financing fees of $154,976 relating to pre-petition debt obligations. Such amounts are not currently being amortized. See Note 4 to these unaudited consolidated financial statements for further discussion. SOP 90-7 requires that in cases where the underlying debt becomes an allowed claim and the allowed claim differs from the net carrying amount of the debt, the amount of the debt will be adjusted for any unamortized deferred loan fees to equal the value of the allowed claim. Any gain or loss from such adjustments to the underlying debt as compared to the allowed claim will be reflected in the statement of operations.

13.     Other-than-Temporary Impairment of Investments, Long-Lived Assets and Certain Other Assets

        As discussed in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Additionally, as discussed in Note 1, PwC has not completed its audit as of and for the years ended December 31, 2003, 2002 and 2001 or its re-audit as of and for the years ended December 31, 2000 and 1999. The Company is performing an evaluation of impairment related to several investments and long-lived and certain other assets. This evaluation includes a review of the accounting treatment when the transaction originated and a review of the accounting subsequent to the date of origination, including periodic evaluations for impairment. These evaluations may result in adjustments to the unaudited consolidated financial results contained herein and financial statements as of and for the periods ended December 31, 2003, 2002, 2001, 2000 and 1999. The adjustments may be material to these periods.

        Listed below are certain investments and other assets for which (with the exception of property, plant and equipment and intangible assets) the Company has recorded an asset impairment charge during the nineteen month period ended January 31, 2004. All adjustments to be made to prior periods as a result of the Company’s restatement of prior year financial statements have not been reflected in the unaudited consolidated financial statements contained herein pending the completion of the audit as of and for the years ended December 31, 2003, 2002 and 2001 and the re-audits as of and for the years ended December 31, 2000 and 1999.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        The tables below present the impairment of long-lived and other assets and other than temporary impairment of investments and other assets that have been recorded by the Company since July 1, 2002.

      Impairment of Long-Lived and Other Assets:

Impairment of Long-Lived and Other Assets:
Nineteen Months Ended January 31, 2004
Internal Operations, Call Center and Billing System	$63,910
Competitive Local Exchange Carriers	8,224

$72,134

Other-than-Temporary Impairment of Investments and Other Assets:
Nineteen Months Ended January 31, 2004
Devon Mobile Communications, L.P.	$105,954
Buffalo Sabres	68,612
Interactive Digital TV Investments	5,387
Praxis Capital Ventures, L.P.	2,600

$182,553

Internal Operations, Call Center and Billing System

        From 1998 through mid-2002, the Company was developing an internal operations, call center and billing system known as “Convergence”. After careful evaluation of the functionality and usability of Convergence, the Company decided not to pursue continued rollout and terminated additional funding for the system. In October 2002, the Company recognized an impairment charge related to the abandonment of the Convergence system in the amount of $63,910. Additional adjustments totaling $7,610 were recorded in October to reclassify payroll and other operating expenses improperly capitalized during 2002. The Company’s remaining investment in this system of approximately $30,000 will be adjusted in connection with the restatement of its prior year financial statements.

Closure of the Competitive Local Exchange Carriers (“CLECs”)

        In August 2002, the Company filed a motion with the Bankruptcy Court for approval to close operations in 14 markets that were served by the Company’s CLECs. The CLECs provided local telephone service to certain geographic markets and competed with local telephone exchange carriers. The Company’s Board of Directors approved the closure, and approval was granted by the Bankruptcy Court by order dated September 25, 2002. The Company expects that, in connection with the restatement of its financial statements for prior periods, the property, plant and equipment associated with these CLECs will be written down by approximately $100,000. The remaining net book value of the property, plant and equipment of approximately $20,000 was depreciated over its estimated remaining useful life beginning in November 2002 through April 2003. Furthermore, in November 2002, the Company recognized an additional impairment of $6,873 on certain of its CLEC assets that are expected to be sold and recorded a reserve on its CLEC trade accounts receivables of $1,351.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Devon Mobile Communications, L.P.

        The Company is a 49.9% Limited Partner in Devon Mobile Communications, L.P., (“Devon Mobile”), a Delaware limited partnership which, through its subsidiaries, holds licenses to operate regional wireless telephone businesses in several states. Devon Mobile had certain business and contractual relationships with the Company and with former subsidiaries or divisions of the Company which were spun-off as TelCove in January 2002. In late May 2002, the Company notified Devon L.P., Inc., the General Partner of Devon Mobile, that it would likely terminate certain discretionary operational funding to Devon Mobile. In July 2002, the Company understood that its former subsidiary, TelCove, elected to terminate certain services significant to Devon Mobile’s operations. Devon Mobile filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court (the “Devon Bankruptcy Court”) on August 19, 2002. In July 2002, the Company recorded an asset impairment reserve against the investment in and receivables from Devon Mobile of $1,221 and $53,646, respectively. In November 2002, the Company refined its evaluation of exposure to Devon Mobile and recorded additional impairments of $51,087, which related primarily to the Company’s guarantee of certain obligations of Devon Mobile, other receivables from Devon Mobile, and an incremental investment in Devon Mobile that is expected to result from the Company’s restatement of prior year financial information. As of November 2002, the Company has fully reserved for its investment and receivables in Devon Mobile. On January 17, 2003, the Company filed proofs of claim against Devon Mobile and its subsidiaries for approximately $130,100 in debt and equity claims, as well as an additional claim of approximately $34,000 relating to its guarantee of certain Devon Mobile obligations (collectively, the “Company Claims”). On June 23, 2003, Devon filed a disclosure statement for the joint plan of liquidation (the “Disclosure Statement”). On or about July 25, 2003, the Devon Bankruptcy Court approved the Disclosure Statement. By order dated October 1, 2003, the Devon Bankruptcy Court confirmed Devon’s first amended joint plan of liquidation. According to the Disclosure Statement, Devon Mobile and the Official Committee of Unsecured Creditors appointed in the Devon Mobile chapter 11 cases disagree with the Company Claims and intend to file an objection seeking an order eliminating such claims in their entirety. As of the date hereof, Devon Mobile has not objected to the Company Claims.

Buffalo Sabres

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, the Company had entered into various arrangements with Niagara Frontier Hockey, L.P. (“NFHLP”), a Delaware limited partnership owned by the Rigas Family. Among other assets, NFHLP owned the Buffalo Sabres, a National Hockey League team. The Company made approximately $165,000 of loans and advances, including accrued interest, to NFHLP and its subsidiaries. In November 2002, the Company recognized impairments of those loans and advances of $31,447. On January 13, 2003, NFHLP and certain of its subsidiaries (the “Niagara Debtors”) filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Western District of New York (the “NFHLP Bankruptcy Court”).

        On or about March 13, 2003, certain of the Niagara Debtors entered into an Asset Purchase Agreement with Hockey Western New York LLC for the sale of certain assets and assumption of certain liabilities of NFHLP. In March 2003, the Company recognized an additional impairment of $37,922 as a result of the then pending sale of certain assets, including the Buffalo Sabres, and assumption of certain liabilities of NFHLP. On April 23, 2003, the sale was completed. The Company did not recover any of its loans and advances in NFHLP from such sale. The March 2003 impairment charge, combined with the November 2002 charge, and with anticipated adjustments related to restatement of the Company’s prior year financial statements, completely wrote off the Company’s loans and advances in NFHLP and its subsidiaries. On or about August 14, 2003, the NFHLP Bankruptcy Court approved the Niagara Debtors’ Disclosure Statement. On September 25, 2003, the NFHLP Bankruptcy Court approved the NFHLP joint plan of liquidation. The Niagara Debtors filed a complaint, dated November 4, 2003, against, among others, the Company and the Creditors’ Committee seeking to enforce certain purported rights against the Company and the Creditors’ Committee related to the waiver of the Company’s claims. A hearing on the complaint has not been scheduled.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Interactive Digital TV Investments

        The Company has investments in interactive digital TV product ventures. In November 2002, the Company recognized a loss of $3,690 in connection with the expiration of certain warrants received in connection with its Interactive Digital TV product ventures. In December 2002, the Company recognized a loss of $1,697 for declines in investment value deemed other than temporary.

Praxis Capital Ventures, L.P.

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002 the Company entered into certain transactions with Praxis Capital Partners, LLC (“Praxis Capital”), a Delaware limited liability company and Praxis Capital Management, LLC, a Delaware limited liability company, through Praxis Capital Ventures, L.P. (“PCVLP”), a Delaware limited partnership in which ACC Operations, Inc. (a wholly-owned Company subsidiary) is a 99.5% Limited Partner. Formed in June 2001, PCVLP focused on private equity investments in the telecommunications market. At June 30, 2002, the net book value of the Company’s portion of these investments was approximately $1,247. In addition, the Company had recorded $1,053 of prepaid management service fees to PCVLP. The Company has recorded reserves totaling $2,600 related to PCVLP. The Company is continuing to evaluate the PCVLP investments, which consist primarily of investments in private companies whose securities have no actively traded market. By order dated October 20, 2003, the Debtors rejected the partnership agreement with Praxis Capital.

        Peter L. Venetis, the son-in-law of John J. Rigas and a former director of the Company, is the managing director of Praxis Capital Management, LLC.

Property, Plant and Equipment, and Intangible Assets

        As stated previously, the Company’s property, plant and equipment and intangible assets are currently being evaluated by management for asset impairment and other issues. These issues include the ownership of assets, prior capitalization policies, estimated useful lives, amounts allocated to specific assets in connection with acquisitions, and impairment. The complete results of these evaluations are unknown at this time but could result in material adjustments to the net book value of property, plant and equipment and intangible assets at December 31, 2003, 2002, 2001, 2000 and 1999, as well as results of operations for the periods then ended.

        As more fully discussed in Note 3, the Company has corrected many of its erroneous accounting policies and practices for PP&E with respect to the accounting for Capitalized Costs and Capitalized Installation and Construction Activities for the thirteen months ended January 31, 2004. The Company is continuing its review of the historical books and records and other information; accordingly, these issues should not be considered the only issues related to these assets that are under evaluation by the Company, and the Company reserves the right to amend, update or supplement this information.

14.     Verizon Acquisition

        On February 28, 2002, Adelphia issued 2,112,305 shares of Adelphia stock to Verizon in exchange for certain cable systems owned by Verizon in California. Subsequent to this acquisition, certain franchise authorities filed suit against Verizon and Adelphia asserting that Verizon had not received approval from the franchise authorities for the sale as required by the franchise agreement. On May 15, 2002, the courts granted a temporary restraining order to unwind the sale. Because Verizon had vacated the area, the court ordered Adelphia to provide service on behalf of Verizon to customers in the franchise area. In addition, Adelphia was prohibited from using any funds received from these customers and was required to place all funds received from these customers in a trust account. As a result of the March 2002 temporary restraining order, Adelphia deferred the revenue received from these customers but continued to expense the costs of providing services to these customers. In the second quarter of 2003, upon appeal, the preliminary injunction was vacated. The preliminary injunction had no continuing legal effect and Adelphia, upon request, was entitled to use the funds placed in trust. As a result of the appeals court ruling, Adelphia recognized revenue, which had been deferred in prior periods, of $18,100 in June 2003.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

15.     Net Loss Per Weighted Average Share of Common Stock

        Basic net loss per weighted average share of common stock is computed based on the weighted average number of common shares outstanding after giving effect to dividend requirements on the Company’s preferred stock (see Note 7). Diluted net loss per common share is equal to basic net loss per common share because the Company’s convertible preferred stock and outstanding stock options do not have a dilutive effect for the periods presented. In the future, however, the convertible preferred stock and outstanding stock options could have a dilutive effect on earnings per share.

16.     Supplemental Cash Flow Information

        Cash payments for interest were $31,386 and $614,315 for the one and nineteen month periods ended January 31, 2004, respectively. Included in these amounts are cash payments made by the Company on behalf of the Rigas family entities of $13,161 and $262,171 for the one and nineteen month periods ended January 31, 2004, respectively, for interest on the co-borrowing credit facilities. Such payments are included in the related party receivables and payables, net in the accompanying unaudited consolidated statements of cash flows.

17.     EBITDA

        The following is a summary of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) from the accompanying unaudited consolidated statements of operations for the one and nineteen month periods ended January 31, 2004. EBITDA is an alternative performance measure that is customarily used by companies that own, operate and manage cable television systems and other related telecommunications businesses. Management believes that EBITDA provides an alternative measure that is useful in evaluating the Company’s liquidity. EBITDA is not a performance measure in accordance with GAAP and the use of EBITDA is not meant to replace or supercede any information presented in accordance with GAAP.

        Presented below is a reconciliation of EBITDA to net loss and net cash provided by operating activities as presented in the accompanying unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Reconciliation of EBITDA to Net Loss Applicable to Common Stockholders
	Month Ended January 31, 2004	Nineteen Months Ended January 31, 2004

EBITDA	$69,579	$1,153,600
Adjustments to reconcile EBITDA to net loss
applicable to common stockholders:
Depreciation and amortization	(76,905)	(1,419,988)
Interest expense	(33,583)	(649,898)
Income tax benefit	--	35

Net loss applicable to common stockholders	$(40,909)	$(916,251)

Reconciliation of EBITDA to Net Cash Provided by Operating Activities
	Month Ended January 31, 2004	Nineteen Months Ended January 31, 2004

EBITDA	$69,579	$1,153,600
Adjustments to reconcile EBITDA to net cash
provided by operating activities:
Amortization of bank financing costs	2,102	32,359
Impairment of long-lived and other assets	--	72,134
Other-than-temporary impairment of investments
and other assets	--	182,553
Minority interest in earnings (losses) of subsidiaries
- net	(232)	(14,517)
Equity in losses of affiliates, net	(53)	1,320
Gain on sale of assets - net	(292)	(2,314)
Other non-cash items	--	3,856
Reorganization expenses due to bankruptcy	7,538	144,052
Non-recurring professional fees, net of amounts paid	763	23,508
Change in Assets and Liabilities:
Subscriber receivables - net	8,437	(23,518)
Prepaid expenses - net	(8,101)	(27,737)
Other assets - net	(552)	(64,898)
Accounts payable	(21,832)	47,026
Subscriber advance payments and deposits	12,970	45,360
Accrued interest and other liabilities	25,916	302,288
Intercompany receivables and payables - net	(2,347)	(14,243)
Reorganization expenses paid during the period	(1,999)	(116,020)
Interest expense	(33,583)	(649,898)
Income tax benefit	--	35

Net cash provided by operating activities	$58,314	$1,094,946

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

18.     TelCove Spin-off and Bankruptcy Proceedings

        Adelphia Business Solutions, Inc., which currently conducts business under the name TelCove (“TelCove”), was a consolidated subsidiary of Adelphia as of December 31, 2001. TelCove owns, operates and manages entities which provide competitive local exchange carrier (“CLEC”) telecommunications services. On January 11, 2002, the Company distributed in the form of a dividend, all of the shares of common stock of TelCove owned by Adelphia to holders of Adelphia’s Class A and Class B common stock (the “Spin-off”). As a result of the Spin-off, the Rigas Family holds a majority of the total voting power of TelCove common stock. The distribution of TelCove common stock was recorded on the date of the Spin-off. Accordingly, the accompanying unaudited consolidated financial statements do not include the accounts of TelCove. On March 27, 2002, TelCove and certain of its direct subsidiaries filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). On December 19, 2003, the Bankruptcy Court entered an order confirming TelCove’s Modified Third Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated December 18, 2003.

        Prior to the TelCove Spin-off (and in some circumstances following the TelCove Spin-off), Adelphia and TelCove (i) shared certain collocation space, real property interests, fiber-optic cable assets, strands and network infrastructure and related equipment (collectively, the “Shared Assets”); (ii) engaged in joint undertakings, including the construction and overlash of fiber-optic cable networks and facilities, necessary for the construction and operation of a telecommunications network and cable network; and (iii) provided one another with certain services that are or were crucial to the operation of each other’s businesses (the “Shared Services”).

        In order to reduce Adelphia’s dependence on TelCove for access to the Shared Assets and Shared Services as well as to gain operational independence from TelCove and validate and memorialize the ownership of the Shared Assets, on December 3, 2003, the Debtors and TelCove entered into a Master Reciprocal Settlement Agreement pursuant to which the parties, among other things, memorialized their agreement relating to their ownership and use of the Shared Assets. Such Master Reciprocal Settlement Agreement is subject to Bankruptcy Court approval.

        In the TelCove Plan and the related disclosure statement, TelCove alleges that it has substantial claims against Adelphia (the “Alleged Claims”). The Alleged Claims include, but are not limited to: (1) piercing the corporate veil and/or substantive consolidation allegedly due to the manner in which Adelphia and TelCove conducted their businesses; (2) preference and/or fraudulent conveyance claims aggregating approximately $228,000 and associated with the December 2000 and October 2001 purchase of certain TelCove CLEC assets by Adelphia; (3) a $42,000 claim for the alleged misappropriation of proceeds from a partnership controlled by an indirect non-Debtor subsidiary of TelCove and two entities affiliated with a third-party electric utility (“PECO”) through the deposit of funds by PECO into Adelphia’s cash management system; (4) the disallowance of Adelphia’s super-priority secured claims against TelCove in connection with Adelphia’s provision of $15,000 in debtor in possession financing to TelCove (the “Adelphia DIP Facility Claims”), in addition to TelCove’s claims against Adelphia associated with the alleged losses and damages TelCove purportedly suffered as a result of its need to obtain alternative DIP financing; and (5) up to $500,000 associated with TelCove’s borrowings under the Century Credit Facility because either the amounts have allegedly been repaid or because TelCove was allegedly forced to incur such liability by Adelphia and the borrowings were purportedly used by Adelphia and not TelCove. In the aggregate, TelCove asserts that the Alleged Claims against Adelphia total more than $1 billion. Adelphia has engaged BDO Seidman LLP, as special forensic accountants, to assist Adelphia in connection with its investigation of the Alleged Claims.

        On November 25, 2003, Adelphia filed a proof of claim for administrative expenses against TelCove in the approximate amount of $71,000 (collectively, “Adelphia’s Administrative Claims”). Adelphia’s Administrative Claims include, but are not limited to: (i) a claim for TelCove’s utilization of Adelphia’s fiber network, conduit, overlash rights, land usage, collocation space, power, and network maintenance services; (ii) a claim relating to services rendered by Adelphia to TelCove under a certain shared services agreement between the parties; (iii) the Adelphia DIP Facility Claim; and (iv) a circuit refund claim related to Adelphia’s overpayment to TelCove for its use of TelCove’s telecommunications network through certain circuits. In connection with seeking confirmation of the TelCove Plan, TelCove filed a motion with the Bankruptcy Court seeking to estimate Adelphia’s Administrative Claims at no more than $1,000 for allowance and distribution purposes. Although Adelphia contested this motion, following a two-day hearing, the Bankruptcy Court estimated Adelphia’s Administrative Claims at no more than $2,700 for purposes of determining feasibility of and establishing appropriated distribution reserves under the TelCove Plan. The Bankruptcy Court also ordered TelCove and Adelphia to continue to engage in settlement discussions regarding the claims and disputes between them, which the parties have continued to do.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        On February 21, 2004, the parties executed a global settlement agreement (the “Global Settlement”) which resolves, among other things, the Alleged Claims, Adelphia’s Administrative Claims, and TelCove’s alleged counterclaims and defenses thereto. The Global Settlement provides that on the closing date, ACC will transfer to TelCove certain settlement consideration, including, $60,000 in cash, plus an additional payment of up to $2,500 related to certain outstanding payables, as well as certain vehicles, real property and intellectual property licenses used in the operation of TelCove’s businesses. Additionally, the parties will execute various annexes to the Global Settlement which provide, among other things, for (i) a five-year business commitment to TelCove by ACC; (ii) future use by TelCove of certain fiber capacity in assets owned by ACC and (iii) the mutual release by the parties from any and all liabilities, claims and causes of action which either party has or may have against the other party. Finally, the Global Settlement provides for the transfer by ACC to TelCove of certain CLEC market assets together with the various licenses, franchises and permits related to the operation and ownership of such assets. The Global Settlement remains subject to approval of the lenders under the DIP Facility as well as Bankruptcy Court approval. There can be no assurance that both of these conditions will be satisfied or that the Global Settlement will be consummated. The Company is in the process of evaluating the impact of the Global Settlement on the accompanying unaudited consolidated financial statements. The Company believes that such impact could be significant.

19.     Century-ML Cable Venture Bankruptcy Filing

        On September 30, 2002, CMLCV, a 50/50 joint venture between Century and ML Media Partners, L.P. (“ML Media”) filed a voluntary petition to reorganize under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court. This bankruptcy proceeding is administered separately from that of Adelphia. CMLCV is operating its business as a debtor-in-possession and is continuing to serve its subscribers in three communities in Puerto Rico. At this time, CMLCV is expected to generate sufficient cash to fund foreseeable operations and capital requirements. The CMLCV Chapter 11 filing is not expected to have a material impact on the operations of CMLCV’s subsidiary, Century-ML Cable Corporation, which serves other communities in Puerto Rico.

        CMLCV, since October 2002, has been filing a separate monthly operating report with the Bankruptcy Court. As more fully disclosed in CMLCV’s separate Monthly Operating Report, there is litigation pending in the Bankruptcy Court between ML Media and CMLCV, Century, the Company and Highland Holdings, L.P. (“Highland”), a Rigas Family partnership. In connection with the parties’ December 13, 2001 Leveraged Recapitalization Agreement (“Recap Agreement”), there is a pre-petition dispute relating primarily to an alleged secured obligation in the amount of $279,800 to ML Media for its 50% ownership in CMLCV. If there is an adverse outcome against the Company relating to this litigation, the Company may be required to pay $279,800 to ML Media for its 50% ownership in CMLCV, as well as interest and other amounts that may result from the outcome of this litigation, or Century may be required to surrender its 50% ownership in CMLCV to ML Media. A hearing was held on September 24, 2002, and a decision was rendered on January 17, 2003, wherein the Bankruptcy Court; (i) denied all of the parties’ motions for summary judgment on the issue of whether there has been an acceleration of the September 30, 2002 closing date under the Recap Agreement, except that the Bankruptcy Court (ii) found “as a matter of law, that, assuming that the Recap Agreement is enforceable, payment by the Company was due on September 30, 2002 and payment by Adelphia, Century and Highland was due on October 1, 2002, one day later, and that, having failed to make payment, each of the Company, Century and Highland is now in default.” The Bankruptcy Court granted summary judgment only to such extent.

        In a decision and order dated March 31, 2003, the Bankruptcy Court denied ML Media’s request to become manager of the Venture’s cable systems. In a decision and order dated April 21, 2003, the Bankruptcy Court denied ML Media’s motion to dismiss the CMLCV bankruptcy petition, rejecting ML Media’s claim that Century improperly filed the petition without ML Media’s consent. On September 5, 2003, the Bankruptcy Court heard oral argument on ML Media’s motions for summary judgment on, and dismissal of, the counterclaims brought by Adelphia and the Venture to avoid the Recap Agreement. No ruling has yet been issued in connection with these motions. On September 17, 2003, the Bankruptcy Court entered an order authorizing Adelphia’s and Century’s rejection of the Recap Agreement.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        On May 12, 2003, the Bankruptcy Court directed ML Media, Century, Adelphia and Highland to enter into mediation to resolve the dispute. Settlement discussions between Adelphia and ML Media are continuing.

        No accrual for the outcome of the above described litigation is included in the accompanying unaudited financial statements.

        By order dated December 2, 2003, the Bankruptcy Court established a bar date for filing proofs of claim against CMLCV’s estate of January 15, 2004 at 5:00 P.M. (Eastern Time).

20.     Customers

        The table below provides information on the number of basic customers, digital customers and high speed internet customers for the Debtors, the Non-Filing Entities, which includes customers in Brazil and Puerto Rico, and the Rigas Entities. As further described in its Current Report on Form 8-K filed May 25, 2003, the Company corrected the methodology for calculating customers previously used; therefore, the customer data set forth below may not be comparable to customer data reported prior to this correction.

	Filing Entities	Non-Filing and Rigas Entities	Total

January 31, 2004:
Basic customers	5,012,639	427,509	5,440,148
Digital customers	1,797,9452	148,587	1,946,529
High speed internet customers	984,876	66,355	1,051,231

Total revenue generating units	7,795,457	642,451	8,437,908

December 31, 2003:
Basic customers	5,038,429	431,355	5,469,784
Digital customers	1,801,850	150,326	1,952,176
High speed internet customers	951,406	64,858	1,016,264

Total revenue generating units	7,791,685	646,539	8,438,224

21.     Bankruptcy Court Reporting Schedules

        The Bankruptcy Court reporting schedules included in this report beginning on page 25 are for the period from January 1 through January 31, 2004 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP. The accompanying Bankruptcy Court reporting schedules, as with all other information contained herein, have been obtained from the books and records of the Company and are unaudited.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Summary
	For the Month Ended December 31, 2003	Reference

Gross wages paid	$47,326,418	Schedule I
Employee payroll taxes withheld	10,629,564	Schedule I
Employer payroll taxes due	5,388,650	Schedule I
Payroll taxes paid*	15,559,346	Schedule II*
Sales and other taxes due	6,905,624	Schedule III
Gross taxable sales	87,797,399	Schedule III
Real estate and personal property taxes paid	3,114,175	Schedule IV
Sales and other taxes paid	6,701,780	Schedule V
Cash disbursements	347,991,893	Schedule VI
Insurance coverage	N/A	Schedule VII

* The amount reported above for payroll taxes paid is based upon the date paid and not the date due.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule I

Court Reporting schedules for Payroll and Payroll Taxes
for the Month Ended January 31, 2004

Week Ending Date	Gross Wages Paid	Employee Payroll Taxes Withheld	Employer Payroll Taxes Due
January 9, 2004	$22,228,480	$4,481,194	$2,530,015
January 23, 2004	$25,097,938	$5,788,370	$2,858,635

Total	$47,326,418	$10,629,564	$5,388,650

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II
Pages 1 to 6

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended January 31, 2004

Payee	Payroll Taxes Paid	Payment Date
NORTH CAROLINA DEPAR	11,021	01/09/04
OREGON DEPARTMENT OF	170	01/09/04
INTERNAL REVENUE SERVICE	5,717,007	01/12/04
STATE OF ARIZONA	1,958	01/12/04
STATE OF CALIFORNIA	167,574	01/12/04
STATE OF COLORADO	60,374	01/12/04
STATE OF CONNECTICUT	9,402	01/12/04
STATE OF IDAHO	7,108	01/12/04
STATE OF INDIANA	936	01/12/04
STATE OF KANSAS	482	01/12/04
STATE OF KENTUCKY	20,469	01/12/04
STATE OF MASSACHUSETTS	24,283	01/12/04
STATE OF MAINE	29,255	01/12/04
STATE OF NEW YORK	110,250	01/12/04
STATE OF OHIO	66,332	01/12/04
STATE OF OKLAHOMA	529	01/12/04
STATE OF PENNSYLVANIA	99,274	01/12/04
STATE OF SOUTH CAROLINA	4,640	01/12/04
STATE OF VIRGINIA	54,425	01/12/04
STATE OF VERMONT	15,506	01/12/04
STRONG CAPITAL MA(A)	260,610	01/14/04
ALTOONA AREA SCH(A)	982	01/21/04
ASHLAND FINANCIAL DE	1,668	01/21/04
BEDFORD COUNTY TAX S	835	01/21/04
BETHEL PARK BOROUGH	2,303	01/21/04
BLAIRSVILLE BORO	5,751	01/21/04
BOOHER AND ELDER	1,172	01/21/04
BROOKLYN CITY INC(A)	217	01/21/04
BRUNSWICK CITY OF(A)	271	01/21/04
BRYAN CITY INCOME(A)	1,935	01/21/04
BUTLER COUNTY TRE(A)	20	01/21/04
CAMBRIDGE CITY OF	1,280	01/21/04
CCMSA (A)	104	01/21/04
CENTRAL TAX BURE(A)	29	01/21/04
CENTRAL TAX BUREA(A)	149,278	01/21/04
CLARION WAGE TAX OFF	1,224	01/21/04
COLLECTOR OF TAXE(A)	1,529	01/21/04
COLLEGE TOWNSHIP (A)	10,613	01/21/04
COLUMBUS CITY INC(A)	602	01/21/04
COSHOCTON CITY(A)	1,017	01/21/04
DALLAS BORO	446	01/21/04
DEFIANCE CITY INC(A)	3,095	01/21/04
DURYEA BORO	12,615	01/21/04
EAST CARROLL TOWNSHI	3,246	01/21/04
FAYETTE VILLAGE (A)	51	01/21/04
GETTYSBURG AREA SD	1,010	01/21/04
HARBOR CREEK SD	5,617	01/21/04
HERMITAGE RECEIVE(A)	3,808	01/21/04
HUNTINGDON COUNTY(A)	1,076	01/21/04
IRONTON CITY OF (A)	514	01/21/04
KANE	721	01/21/04
LOCK HAVEN(A)	1,161	01/21/04
LOGAN CITY INCOME TA	1,081	01/21/04
LYKENS BOROUGH	615	01/21/04
MCLEAN COUNTY LIC(A)	43	01/21/04
MILLCREEK TOWNSHIP	1,402	01/21/04
MILLERSBURG VILLA(A)	297	01/21/04
MINERVA VILLAGE I(A)	1,196	01/21/04
MINSTER VILLAGE OF	440	01/21/04
MONROEVILLE BOROU(A)	19	01/21/04
NEW PHILADELPHIA (A)	3,149	01/21/04
NORTHWESTERN SD	89	01/21/04
OHIO COUNTY	34	01/21/04
OIL CITY(A)	657	01/21/04
PENNSBURY VILLAGE	-	01/21/04
PORT CLINTON CITY(A)	2,261	01/21/04
PUNXSUTAWNEY BORO	3,082	01/21/04
RECEIVER OF TAXE(A)	5,276	01/21/04
RICHLAND TOWNSHIP	143	01/21/04
RITA	10	01/21/04
ROBERTS SUSAN(A)	255	01/21/04
ROCHESTER BORO SD	86	01/21/04
RUSSELL CITY OF(A)	501	01/21/04
SADSBURY TOWNSHI(A)	164	01/21/04
SANDY TOWNSHIP	266	01/21/04
SOMERSET	856	01/21/04
TOWANDA	129	01/21/04
TYRONE AREA SCHOOL D	138	01/21/04
VAN WERT CITY OF(A)	479	01/21/04
WASHINGTON COURTH(A)	860	01/21/04
WASHINGTON DC DIVISI	173	01/21/04
WATERVILLE VILLAG(A)	1,929	01/21/04
WAVERLY CITY OF(A)	90	01/21/04
WEST UNITY VILLAGE O	15	01/21/04
BEATTYVILLE CITY(A)	191	01/22/04
BEREA CITY OF(A)	109	01/22/04
BOURBON COUNTY OC(A)	132	01/22/04
BOYLE COUNTY COUR(A)	224	01/22/04
CARLISLE CITY OF*	45	01/22/04
CITY OF STRUTHERS	806	01/22/04
CONNEAUT CITY OF(A)	778	01/22/04
CYNTHIANA CITY OF(A)	140	01/22/04
DANVILLE CITY OF(A)	3	01/22/04
DIRECTOR OF FINANCE	908	01/22/04
GARRARD COUNTY FISCA	416	01/22/04
HARRISON COUNTY(A)	93	01/22/04
HARRODSBURG CITY (A)	1,551	01/22/04
JESSAMINE COUNTY(A)	251	01/22/04
LAUREL COUNTY	928	01/22/04
LEBANON CITY OF(A)	420	01/22/04
LINCOLN CO OCCUPA(A)	70	01/22/04
LOWELLVILLE VILLA(A)	145	01/22/04
MADISON COUNTY	68	01/22/04
MARION COUNTY TRE(A)	420	01/22/04
MEDEIRA CITY OF(A)	147	01/22/04
MERCER COUNTY FIS(A)	458	01/22/04
MOREHEAD DIRECTOR OF	1,456	01/22/04
MT STERLING	531	01/22/04
NICHOLASVILLE TRE(A)	658	01/22/04
NORTH CAROLINA DEPAR	62	01/22/04
NORTH KINGSVILLE VIL	284	01/22/04
OCCUPATIONAL TAX (A)	165	01/22/04
OCCUPATIONAL TAX(A)	2	01/22/04
PARIS CITY OF (A)	519	01/22/04
PORTSMOUTH CITY (A)	2,923	01/22/04
POWELL COUNTY(A)	126	01/22/04
PUNXSUTAWNEY BORO	38	01/22/04
RICHMOND CITY OF(A)	19,351	01/22/04
ROWAN COUNTY FINA(A)	513	01/22/04
SCOTT COUNTY OCCU(A)	115	01/22/04
SCOTT COUNTY SCHO(A)	58	01/22/04
SPRINGFIELD CITY (A)	74	01/22/04
STANFORD OCCUPATIONA	43	01/22/04
STANTON CITY OF(A)	126	01/22/04
VANCEBURG CITY O(A)	58	01/22/04
VERSAILLES CITY (A)	370	01/22/04
WASHINGTON COUNT(A)	55	01/22/04
WAUSEON INCOME TAX D	267	01/22/04
WOODFORD COUNTY (A)	338	01/22/04
ASHTABULA INCOME TAX	623	01/23/04
BRUNSWICK CITY OF(A)	--	01/23/04
BUREAU OF EMPLOYER T	28,980	01/23/04
BUREAU OF EMPLOYMENT	7,834	01/23/04
BUREAU OF EMPLOYMENT	1,451	01/23/04
CENTRAL COLLECTIO(A)	--	01/23/04
CHILLICOTHE CITY (A)	7,079	01/23/04
CLEVELAND HEIGHTS CI	3,802	01/23/04
DANVILLE CITY OF(A)	336	01/23/04
DEPARTMENT OF ECONOM	77	01/23/04
DEPARTMENT OF EMPLOY	2,129	01/23/04
DEPARTMENT OF EMPLOY	464	01/23/04
DEPARTMENT OF INDUST	213	01/23/04
DEPARTMENT OF LAB(A)	2,454	01/23/04
DEPARTMENT OF LABOR	9,367	01/23/04
DEPARTMENT OF LABOR	3,669	01/23/04
DEPARTMENT OF LABOR	88	01/23/04
DEPARTMENT OF LABOR	1,746	01/23/04
DIVISION OF UNEMPLOY	412	01/23/04
EMPLOYMENT DEVELOPME	25,755	01/23/04
EMPLOYMENT RESOURCES	23	01/23/04
EMPLOYMENT SECURITY	1,986	01/23/04
EMPLOYMENT SECURITY	33	01/23/04
INTERNAL REVENUE SERVICE	12,553	01/23/04
STATE OF ALABAMA	33	01/23/04
STATE OF COLORADO	609	01/23/04
STATE OF KENTUCKY	46	01/23/04
STATE OF MASSACHUSETTS	542	01/23/04
STATE OF NEW YORK	208	01/23/04
STATE OF OHIO	79	01/23/04
STATE OF PENNSYLVANIA	191	01/23/04
STATE OF VIRGINIA	153	01/23/04
GEORGIA DEPARTMEN(A)	113	01/23/04
GREENWOOD VILLAGE(A)	286	01/23/04
GREENWOOD VILLAGE(A)	286	01/23/04
HUNTINGTON CITY (A)	248	01/23/04
LORAIN CITY TAX(A)	1,964	01/23/04
MACEDONIA CITY OF(A)	2,158	01/23/04
MARION CITY OF	934	01/23/04
MASSACHUSETTS DIV(A)	11,007	01/23/04
MICHIGAN DEPARTMENT	112	01/23/04
MISSISSIPPI STATE TA	2,434	01/23/04
MONTANA DEPARTMENT O	632	01/23/04
MONTANA DEPARTMENT O	29	01/23/04
NEBRASKA DEPARTMENT	247	01/23/04
NEW HAMPSHIRE DEPART	--	01/23/04
NEWARK CITY OF(A)	3,574	01/23/04
NORTH CAROLINA DEPAR	12,243	01/23/04
NYS UNEMPLOYMENT INS	33,858	01/23/04
OCCUPATIONAL TAX(A)	--	01/23/04
OFFICE OF UNEMPLOYME	127	01/23/04
OKLAHOMA EMPLOYMENT	--	01/23/04
OREGON DEPARTMENT OF	177	01/23/04
OWENSBORO CITY TR(A)	398	01/23/04
PITTSBURGH CITY O(A)	889	01/23/04
RITA	7,224	01/23/04
SCHOOL DISTRICT INCO	2,544	01/23/04
STRONG CAPITAL MA(A)	593,285	01/23/04
UTAH STATE TAX CO(A)	285	01/23/04
VERMONT DEPARTMENT O	1,876	01/23/04
VIRGINA EMPLOYMENT C	1,356	01/23/04
WEST VIRGINIA DEPT O	17,039	01/23/04
INTERNAL REVENUE SERVICE	6,723,176	01/26/04
STATE OF ALABAMA	4,438	01/26/04
STATE OF ARIZONA	2,644	01/26/04
STATE OF CALIFORNIA	233,773	01/26/04
STATE OF COLORADO	64,348	01/26/04
STATE OF CONNECTICUT	11,668	01/26/04
STATE OF GEORGIA	22,753	01/26/04
STATE OF IDAHO	4,603	01/26/04
STATE OF INDIANA	1,033	01/26/04
STATE OF KANSAS	481	01/26/04
STATE OF KENTUCKY	24,677	01/26/04
STATE OF MASSACHUSETTS	27,908	01/26/04
STATE OF MARYLAND	28,042	01/26/04
STATE OF MAINE	33,999	01/26/04
STATE OF NEW YORK	135,441	01/26/04
STATE OF OHIO	81,623	01/26/04
STATE OF OKLAHOMA	506	01/26/04
STATE OF PENNSYLVANIA	106,781	01/26/04
STATE OF SOUTH CAROLINA	5,726	01/26/04
STATE OF VIRGINIA	65,459	01/26/04
STATE OF VERMONT	17,402	01/26/04
STATE OF WISCONSIN	704	01/26/04
INTERNAL REVENUE SERVICE	147,224	01/27/04
MAINE REVENUE SER(A)	352	01/27/04
NEW HAMPSHIRE DEPART	336	01/27/04
VIRGINIA	2,566	01/27/04
INTERNAL REVENUE SERVICE	27,249	01/28/04
ASHTABULA INCOME TAX	56	01/29/04
BROOKLYN CITY INC(A)	6	01/29/04
CENTRAL COLLECTIO(A)	27,626	01/29/04
CENTRAL TAX BUREA(A)	296	01/29/04
CINCINNATI CITY O(A)	8	01/29/04
COLLEGE TOWNSHIP (A)	130	01/29/04
MACEDONIA CITY OF(A)	26	01/29/04
MASSACHUSETTS DIV(A)	577	01/29/04
NEW YORK STATE DEPAR	386	01/29/04
OCCUPATIONAL TAX(A)	202	01/29/04
BUREAU OF EMPLOYER T	4,896	01/30/04
STATE OF FLORIDA	3,818	01/30/04
BROOK PARK CITY I(A)	182	01/31/04

TOTAL	15,559,346

27-32

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III
Pages 1 to 8

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended January 31, 2004

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

Alabama Dept. of Revenue	$295	$4,913
Albemarle County	4,226	A
Amherst County Treasurer	8	A
Arizona Department of Revenue	99	1,609
Arkansas Department of Revenue	--	8
ARUSF Administration, Neca Services	9	303
Ashland Independent Board of Education	10,481	349,378
Augusta County	10	A
BANK OF AMERICA	353	61,660
Bath County School District	1,223	40,770
Bedford County	57	1,939
Berea County School District	1,931	64,376
Board of Equalization	48	660
Board of Equalization	238	A
Board of Equalization	491	7,184
Bourbon County School District	626	20,864
Boyd County School District	2,773	92,444
Boyle County School District	1,553	51,778
Breathitt County School District	979	32,617
Breckinridge County Board of Education	780	25,994
Bureau of Taxation	119	2,388
Burgin Independent Board of Education	334	11,135
Butler County School District	52	1,733
Campbell County Treasurer	134	A
Carter County School District	1,635	54,511
Cattaraugus County	22	A
Cchcf-a	52	30,830
Charlottesville City Treasurer	2,130	A
Chautauqua County Director of Finance	30	A
CHCF-B	678	30,830
Chesterfield County	99	1,908
Chesterfield County	214	A
City of Alahambra	1	16
City of Albion	2	39
City of Algoura Hills	6	123
City of Arcadia	12	249
City of Artesia	--	5
City of Asotin	1	9
City of Baldwin Park	3	99
City of Baldwin Park	4,363	145,426
City of Beaumont	7	235
City of Beaumont	2,475	82,484
City of Bellflower	2	30
City of Berkeley	--	5
City of Bothell	1	20
City of Brawley	5	128
City of Brawley	6,965	174,135
City of Burbank	2	32
City of Calabasas	7	134
City of Charlottesville	14,639	158,265
City of Charlottesville	54,899	548,993
City of Chico	--	2
City of Chula Vista	--	2
City of Claremont	--	4
City of Cloverdale	1	43
City of Colfax	--	5
City of Colorado Springs	207	8,292
City of Covina	8	127
City of Culver City	7	62
City of Desert Hot Springs	5	91
City of Downey	1	13
City of Edmonds	1	13
City of El Monte	2	23
City of Elk Grove	--	20
City of Fontana	10	195
City of Fontana	39,357	787,157
City of Gardena	--	5
City of Glendale	3	37
City of Harrisonburg Treasurer	12	A
City of Hawthorne	2	34
City of Hermosa	18	296
City of Hermosa Beach	18,820	313,674
City of Holtville	1	13
City of Holtville	1,929	38,579
City of Huntington Beach	2	38
City of Indio	1	11
City of Inglewood	3	30
City of Irvine	15	987
City of Issaquah	--	6
City of Kalama	4	63
City of Kelso	32	532
City of Kelso	6,529	108,817
City of Kirkland	--	6
City of La Habra	25	420
City of La Habra	26,064	434,397
City of La Palma	1	11
City of La Verne	20	507
City of Lakewood	--	15
City of Lawndale	--	8
City of Long Beach	10	165
City of Longview	81	1,342
City of Longview	21,726	362,108
City of Los Angeles	1,013	10,127
City of Lynwood	--	3
City of Malibu	1	20
City of Maywood	--	5
City of Mercer Island	--	1
City of Montclair	3	86
City of Monterey Park	3	74
City of Moreno Valley	44	737
City of Moreno Valley	60,052	1,000,859
City of Norwalk	1	24
City of Oakland	1	15
City of Olympia	3	48
City of Palm Springs	--	5
City of Palo Alto	--	1
City of Palouse	2	28
City of Palouse	616	8,801
City of Pasadena	5	57
City of Petersburg	20,902	104,509
City of Pico Rivera	5	99
City of Pico Rivera	10,506	210,128
City of Placentia	2	66
City of Placentia	13,687	391,052
City of Pomona	--	5
City of Port Hueneme	6	146
City of Port Hueneme	9,413	235,324
City of Porterville	--	6
City of Pullman	20	251
City of Redondo Beach	60	1,272
City of Redondo Beach	43,509	915,974
City of Rialto	37	466
City of Rialto	43,911	548,896
City of Richland	--	1
City of Richmond	1,658	A
City of Richmond	14,750	94,584
City of Riverside	9	139
City of Salem	1	A
City of Salinas	1	18
City of San Bernardino	17	215
City of San Bernardino	70,236	877,950
City of San Buenaventura	34,875	697,497
City of San Francisco	2	31
City of San Luis Obispo	--	2
City of Santa Ana	37	614
City of Santa Barbara	1	19
City of Santa Monica	149	1,488
City of Santa Monica	146,760	1,467,597
City of Santa Rosa	--	3
City of Sea Side	--	3
City of Seal Beach	16	142
City of Seattle	--	6
City of Sierra Madre	2	36
City of South Pasadena	1	24
City of Spokane	--	1
City of Stanton	--	3
City of Torrance	4	68
City of Vallejo	1	11
City of Vancouver	4	66
City of Ventura	23	463
City of Waynesboro	27,313	273,126
City of Westminister	--	7
City of Whittier	14	272
City of Winchester	17,514	175,139
City of Winlock	--	3
City of Woodland	4	77
City of Zillah	--	1
Clarke County	2	A
Cloverport Independent School District	277	9,250
Colorado Dept. of Revenue	554	15,241
Colorado Dept. of Revenue	3,068	88,876
Commissioner of Revenue Services	295,972	5,637,551
Commissioner of Revenue Services	355,470	5,924,501
Commonwealth of Massachusetts	5,253	105,048
Comptroller of Maryland	12,140	242,798
Comptroller of Public Accounts	23	333
Comptroller, City of Buffalo	13,894	463,123
County of Albemarle	8,605	92,884
County of Los Angeles	325	6,498
County of Montgomery	9,334	93,339
County of Sacramento	--	1
Danville Independent School District	4,704	156,811
Danville, City of	3,933	A
Daviess County Board of Education	17,078	569,256
Daviess County School District	334	11,125
Des Moines	1	16
Elliot County School District	297	9,890
Erie County Comptroller	6,061	A
Fauquier County	24	A
Florida Department of Revenue	146,980	2,472,597
Florida Department of Revenue	3,387,312	24,153,789
Franklin County Public Safety	2	A
Franklin County School District	101	3,372
Frederick County	185	A
Garrad County School District	996	33,199
Genesee, County of	9	A
Georgia Department of Revenue	13,331	198,569
Greene County	14	A
Hancock County Board of Education	861	28,713
Hanover County	99	31,529
Hanover County Treasurer	417	A
Harlan County School District	251	8,356
Harrison County School District	2,594	86,463
Harrodsburg Independent Board of Education	2,676	89,215
Henderson County Board of Education	2,351	78,375
Henrico County	1,784	A
Henrico County	3,348	42,841
ID USF	27	--
Idaho State Tax Commission	4,030	67,163
Indiana Department of Revenue	29,513	491,890
Internal Revenue Service	70,953	2,365,068
Jackson Independent Schools	497	16,557
Jessamine County Board of Education	7,580	252,675
Kansas Dept. of Revenue	18,167	248,916
Kentucky Revenue Cabinet	3,300	54,995
Laurel County School District	11,517	383,889
Lee County School District	1,123	37,449
Leslie County School District	903	30,102
Letcher County Board of Education	772	25,740
Lewis County Board of Education	925	36,990
Lewis County School District	285	11,418
Lincoln County Board of Education	1,348	44,934
Logan County School District	31	1,047
Lynchburg, City of	469	A
Madison County School District	18,943	631,446
Maine Revenue Services	272,944	5,458,863
Marion County Board of Education	2,535	84,486
McLean County School District	899	29,957
Menifee County School District	469	15,636
Mercer County School District	1,708	56,922
Minnesota Department of Revenue	2	182
Mississippi State Tax Commission	1,746	24,943
Mississippi State Tax Commission	40,822	583,171
Montana Dept. of Revenue	16	433
Morgan County School District	1,160	38,678
NC Department of Revenue	14,095	193,870
NECA PAUSF	1,367	--
NECA VUSF	395	31,065
Nelson County Board of Education	1,171	39,028
Nicholas County School District	639	21,308
NJ Division of Taxation	747	12,454
NYS Estimated Corporation Tax	670	26,830
NYS Estimated Corporation Tax	4,063	1,816,543
NYS Estimated Corporation Tax	39,694	1,587,770
NYS Sales Tax Processing	68,552	784,305
Ohio County School District	24	788
Oklahoma Tax Commission	933	16,792
Orleans County Treasurer	4	A
Owensboro Board of Education	11,948	398,262
Owsley County Board of Education	378	12,585
PA Department of Revenue	211,474	3,804,328
PA Dept. of Revenue	4,792	95,801
Page County	15	A
Paris Independent School District	2,940	98,010
Perry County School District	266	8,875
Pittsylvania County	81	A
Powell County School District	2,281	76,021
Powhattan County Treasurer	36	A
PSU	225	--
Public Service Taxation Division	1,583	--
Pulaski County Treasurer	1	A
Rhode Island Division of Taxation	9	131
Rockcastle County School District	880	29,333
Russell Independent School District	6,111	203,691
Schoharie County Treasurer	3	A
Scott County School District	7,245	241,515
South Carolina Dept. of Revenue	43,837	959,339
Spotsylvania County	48	A
State of Michigan	127	2,121
State of New Hampshire	78,159	1,116,563
State Tax Department	280,892	4,681,536
Staunton County	52	A
TN Department of Revenue	58,897	647,037
Town of Blacksburg	15,666	156,660
Town of Mt Crested Butte	1,220	27,112
Town of South Boston	4,861	48,607
Treasurer State of Ohio	141,104	1,789,305
Union County School District	2,856	95,202
Vermont Department of Taxes	1,870	31,162
Vermont Department of Taxes	330,985	5,516,406
Virginia Department of Taxation	9,730	216,221
Warren County Treasurer	2	A
Washington County Board of Education	898	29,940
Washington Dept. of Revenue	3,673	48,254
Webster County Board of Education	878	29,249
Winchester City Treasurer	1,362	A
Wisconsin Department of Revenue	5	187
Wolfe County School District	593	19,755
Woodford County Board of Education	4,774	159,126
Wyoming County Treasurer	8	A
Wyoming Department of Revenue	1	103

Total	$6,905,624	$87,797,399

Note (A): The 911 surcharge is based upon the number of phone lines and not as a function of gross taxable sales.

33-40

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV
Pages 1 to 7

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended January 31, 2004

Payee	Amount Paid	Check Date
200 MINUTEMAN LIMITED	$3,521	01/22/04
ALCORN COUNTY	4,752	01/26/04
ALLEGANY COUNTY TREASURER	61,228	01/16/04
ANDERSON COUNTY	13,911	01/08/04
ANDERSON COUNTY KY	2,918	01/08/04
AQUINNAH TOWN	232	01/13/04
ASHTABULA COUNTY COURTHOUSE	1,468	01/13/04
AUBURN CITY COLLECTOR	1,481	01/26/04
AURORA TOWN HALL	1,424	01/28/04
BATH COUNTY	5,853	01/28/04
BEAHYVILLE CITY COLLECTOR	1,067	01/08/04
BLACKBURN CENTER, LLC	433	01/06/04
BLACKBURN CENTER, LLC	433	01/26/04
BOONE COUNTY SHERIFF	107	01/08/04
BOROUGH OF COUDERSPORT	99,187	01/14/04
BOTETOURT COUNTY TREASURER	154	01/13/04
BOYD COUNTY SHERIFF	5,991	01/08/04
BOYD COUNTY SHERIFF	18,659	01/13/04
BRECKENRIDGE COUNTY SHERIFF	2,818	01/13/04
BROWARD COUNTY	281,299	01/26/04
BRUNSWICK COUNTY TREASURER	237	01/08/04
BULLITT COUNTY TREASURER	160	01/13/04
BULLS GAP TAX COLLECTOR	425	01/28/04
BURGIN CITY	3,681	01/08/04
BUTLER COUNTY SHERIFF	56	01/08/04
CAL & JOANNE FAMILY LTD PRTNRSP	200	01/23/04
CAL & JOANNE FAMILY LTD PRTNRSP	883	01/08/04
CALHOUN CITY TREASURER	107	01/08/04
CAMBRIA TOWN COLLECTOR	209	01/23/04
CANYON SPRINGS INVESTMENT	310	01/23/04
CARROLL COUNTY	84	01/26/04
CARTER COUNTY COURTHOUSE	1,332	01/28/04
CARTER COUNTY SHERIFF	5,810	01/26/04
CASWELL COUNTY	2,001	01/07/04
CATLETTSBURG CITY	1,467	01/23/04
CATTARAUGUS COUNTY TREASURER	56,503	01/26/04
CAYUGA COUNTY TREASURER	5,672	01/26/04
CHAUTAUQUA COUNTY	41,330	01/28/04
CHENANGO COUNTY	7,854	01/16/04
CHESTERFIELD COUNTY	16,515	01/26/04
CITY & COUNTY OF DENVER	13	01/26/04
CITY OF ASHLAND	27,234	01/08/04
CITY OF CENTRAL	16	01/13/04
CITY OF CHARLOTTESVILLE	85	01/08/04
CITY OF CORINTH	27	01/13/04
CITY OF CYNTHIANA	1,289	01/16/04
CITY OF FLEMINGSBURG TREASURER	888	01/08/04
CITY OF ISLAND TAX COLLECTOR	71	01/28/04
CITY OF JUNCTION	398	01/13/04
CITY OF LOCKPORT	8,496	01/26/04
CITY OF LOCKPORT	13,731	01/16/04
CITY OF MIDWAY	286	01/28/04
CITY OF MOOREHEAD TREASURER	758	01/28/04
CITY OF MORGANFIELD TREASURER	1,201	01/13/04
CITY OF NORTH ADAMS	6,295	01/13/04
CITY OF NORWICH COLLECTOR	1,866	01/16/04
CITY OF OWINGSVILLE	868	01/26/04
CITY OF SALT LICK	957	01/13/04
CITY OF STATHAM	506	01/23/04
CITY OF UNIONTOWN TREASURER	382	01/08/04
CITY OF UTICA NY	13,308	01/23/04
CITY OF VANCEBURG	1,156	01/08/04
CITY TREASURER OF DUNKIRK	10,435	01/23/04
CLAREMONT	4,585	01/08/04
COLUMBIA FALLS TOWN	215	01/26/04
CONEWANGO TOWN TA	253	01/16/04
CORYDON CITY	610	01/26/04
COUDERSPORT SCHOOL	388,463	01/14/04
COUNTY OF HENRICO	409	01/28/04
CULPEPER TOWN COLLECTOR	2,438	01/08/04
CUYAHOGA COUNTY	1,900	01/28/04
CUYAHOGA COUNTY	26,036	01/16/04
CUYAHOGA COUNTY	116,996	01/13/04
DAVIESS COUNTY	87,934	01/16/04
DICK LARSEN TREASURER	32,771	01/09/04
DILLON COUNTY TREASURER	31,303	01/26/04
DIXON CITY	409	01/23/04
DORIS LAWTON	145	01/12/04
DORIS LAWTON	783	01/14/04
EAGLE COUNTY TREASURER	7,915	01/26/04
EASTLAKE COMMERCIAL	58	01/06/04
EASTLAKE COMMERCIAL	58	01/26/04
EL PASO COUNTY TREASURER	591	01/26/04
EL PASO COUNTY TREASURER	4,344	01/16/04
ERIE COUNTY TAX DEPARTMENT	32,761	01/28/04
ERIE COUNTY TAX DEPARTMENT	81,877	01/26/04
ESSEX COUNTY	151	01/28/04
ESSEX COUNTY	6,721	01/16/04
ESSEX TOWN TAX COLLECTOR	607	01/26/04
EUCLID CORRIDOR INDUSTRIAL MALL	190	01/12/04
FLEMING COUNTY SHERIFF	9,951	01/08/04
FORESTPORT TOWN COLLECTOR	234	01/23/04
FORSYTH COUNTY TAX COLLECTOR	5,352	01/08/04
FRANKLIN COUNTY SHERIFF	500	01/23/04
FRANKLIN COUNTY TAX	122	01/26/04
FRANKLIN COUNTY TREASURER	27,245	01/26/04
FREEDOM SHORE LLC	361	01/22/04
GARRARD COUNTY SHERIFF	4,844	01/23/04
GE CAPITAL FLEET SERVICES	4,420	01/12/04
GECFS BY APEX AS AGENT	4,973	01/09/04
GEORGETOWN COUNTY	24,241	01/26/04
GRANT COUNTY SHERIFF	107	01/09/04
GRANVILLE TOWN TAX	440	01/26/04
GREENE COUNTY TRUSTEE	50,988	01/28/04
GREENUP COUNTY SHERIFF	26,592	01/28/04
GRENADA COUNTY	67	01/28/04
GROSS & JARSON REALTY CO	2,753	01/08/04
GWINNETT COUNTY	53,605	01/07/04
HAMBLEN COUNTY	6,801	01/28/04
HARLAN CITY TREASURER	907	01/08/04
HARLAN INDEPENDENT SCHOOL	402	01/28/04
HARRISON COUNTY	7,306	01/08/04
HARRISONBURG CITY	1,040	01/26/04
HENDERSON COUNTY SHERIFF	10,714	01/23/04
HENRY COUNTY TREASURER	234	01/26/04
HERKIMER COUNTY TREASURER	17,868	01/13/04
HERMAN GRAHAM	835	01/08/04
HERTFORD COUNTY TAX OFFICE	6,214	01/26/04
HERTFORD COUNTY TAX OFFICE	26,524	01/08/04
HUNTINGDON COUNTY	118	01/28/04
INDIANOLA CITY	13,498	01/13/04
IREDELL COUNTY TAX COLLECTOR	90,345	01/08/04
JAMES BRADY	1,162	01/12/04
KIR TEMECULA L.P.	105	01/23/04
LACKAWANNA CITY TREASURER	935	01/28/04
LACKAWANNA COUNTY TAX COLLECTOR	1,620	01/28/04
LAKE WACCAMAW TREASURER	188	01/08/04
LANCASTER CITY TAX COLLECTOR	900	01/08/04
LARRY SCHREDER	960	01/08/04
LARRY SCHREDER	960	01/12/04
LARUE COUNTY SHERIFF	1,404	01/13/04
LAUREL COUNTY SHERIFF	20,037	01/08/04
LEBANON TOWN	2,023	01/13/04
LEE COUNTY SHERIFF	6,013	01/08/04
LEE COUNTY TREASURER	20	01/08/04
LEE COUNTY TREASURER	3,195	01/26/04
LEFLORE COUNTY TAX COLLECTOR	68,573	01/13/04
LEIGH REALTY OF FLORIDA, INC	551	01/22/04
LETCHER COUNTY SHERRIF	3,028	01/16/04
LEWIS COUNTY SHERIFF'S DEPT	3,055	01/08/04
LICKING COUNTY TREASURER	582	01/28/04
LINCOLN COUNTY FISCAL COURT	2,820	01/28/04
LOGAN COUNTY SHERIFF TREASURER	49	01/08/04
LOS ANGELES COUNTY	4,542	01/22/04
LOS ANGELES COUNTY	10,074	01/23/04
LUCAS COUNTY	372	01/13/04
MANCHESTER-BY-THE-SEA	1,392	01/28/04
MARION COUNTY OH	674	01/23/04
MARION COUNTY SHERIFF	7,579	01/08/04
MARION COUNTY TREASURER	78,750	01/26/04
MAXTON TOWN COLLECTOR	4,740	01/16/04
MCLEAN COUNTY SHERIFF TREASURER	2,544	01/13/04
MENIFEE COUNTY SHERIFF	2,948	01/13/04
MONTGOMERY COUNT	20,883	01/26/04
MONTGOMERY COUNTY	16,796	01/13/04
MOREHEAD CITY	2,144	01/26/04
MORENCI CITY	1,999	01/13/04
MUHLENBURG COUNTY SHERIFF TREAS	161	01/08/04
NASH COUNTY TAX COLLECTOR	1,633	01/08/04
NIAGARA COUNTY TREASURER	43,274	01/13/04
NIAGARA FALLS CITY	35,962	01/16/04
NICHOLAS COUNTY SHERIFF	1,268	01/08/04
NICHOLASVILLE CITY	3,406	01/23/04
NORTH EAST TOWNSHIP	231	01/26/04
NORTHHAMPTON COUNTY	4,074	01/08/04
NORTHWEST CITY TAX COLLECTOR	91	01/08/04
NYS OFFICE OF REAL PR	5,525	01/26/04
ONEIDA COUNTY COMMISSIONER	73,900	01/28/04
ONTARIO COUNTY TREASURER	3,789	01/28/04
ORANGE COUNTY	7,022	01/13/04
OSSIPEE TAX DEPARTMENT	554	01/07/04
OWENSBORO CITY TREASURER	176,778	01/23/04
OWSLEY COUNTY SHERIFR	1,376	01/13/04
PACIFIC CORPORATE STRUCTURES	1,637	01/23/04
PAULDING COUNTY TREASURER	290	01/13/04
PENNINGTON GAP	121	01/08/04
PERRYVILLE CITY	242	01/13/04
PIKE COUNTY COURTHOUSE	242	01/28/04
PITNEY BOWE'S	20	01/30/04
PITNEY BOWE'S	27	01/09/04
PITNEY BOWE'S	41	01/14/04
PITNEY BOWE'S	75	01/23/04
PLYMOUTH TOWN	5,594	01/16/04
PLYMOUTH TOWN	8,935	01/23/04
PLYMOUTH TOWN TAX	915	01/26/04
POTTER COUNTY	85,492	01/14/04
POWELL COUNTY	6,906	01/08/04
PRATTSBURGH TOWN	3,969	01/16/04
PULTENEY TOWN	2,812	01/16/04
QUEENSBURY TOWN TREASURER	479	01/26/04
RENSSELAER COUNTY BUREAU OF FIN	3,684	01/26/04
ROCKPORT TOWN	3,890	01/08/04
ROCKY MOUNT CITY	1,237	01/08/04
ROLAND VOM DORP	5,179	01/22/04
ROSS COUNTY TREASURER	52	01/26/04
ROSS COUNTY TREASURER	130	01/28/04
ROWAN COUNTY SHERIFF	10,881	01/16/04
SALISBURY TOWN MA	2,237	01/16/04
SARATOGA COUNTY TREASURER	5,095	01/28/04
SCHUYLER COUNTY	613	01/28/04
SCIOTO COUNTY	8,154	01/28/04
SEYMOUR TOWN TAX	21,661	01/26/04
SHARPSBURG, CITY OF	711	01/23/04
SHELBY TOWN HALL	237	01/16/04
STURGIS CITY	349	01/28/04
SUNFLOWER COUNTY	9,319	01/28/04
THE ONONDAGE COUNTY CHEIF	4,272	01/16/04
THORNDIKE TOWN	410	01/26/04
TOWN OF AMESBURY	36,286	01/26/04
TOWN OF ANDOVER	549	01/26/04
TOWN OF BOURNE	5,753	01/23/04
TOWN OF CARVER	8,677	01/07/04
TOWN OF CASTALIA	281	01/08/04
TOWN OF CHESHIRE	634	01/08/04
TOWN OF DUNKIRK COLLECTOR	1,038	01/16/04
TOWN OF DUXBURY	8,725	01/16/04
TOWN OF EVANS	6,924	01/28/04
TOWN OF HINSDALE	890	01/15/04
TOWN OF HINSDALE	932	01/08/04
TOWN OF KINGSTON	4,036	01/16/04
TOWN OF LACROSS	42	01/08/04
TOWN OF LANCASTER	27,532	01/28/04
TOWN OF MARSHFIELD	826	01/23/04
TOWN OF MARSHFIELD	946	01/16/04
TOWN OF MARSHFIELD	5,998	01/26/04
TOWN OF MERRIMAC	719	01/26/04
TOWN OF MINOT	787	01/08/04
TOWN OF MT DESERT	3,127	01/13/04
TOWN OF OAK BLUFFS	716	01/23/04
TOWN OF PEMBROKE TAX COLLECTOR	5,258	01/13/04
TOWN OF PULASKI	950	01/13/04
TOWN OF SANDWICH	8,229	01/28/04
TOWN OF SHEFFIELD MA	274	01/13/04
TOWN OF ST FRANCIS	1,452	01/13/04
TOWN OF TISBURY	2,961	01/13/04
TOWN OF WESTFIELD	1,416	01/28/04
UNION COUNTY SHERIFF TREASURER	2,494	01/08/04
URBANA TOWN	13,082	01/16/04
VERSAILLES CITY	1,220	01/26/04
VILLAGE PROPERTIES	1,040	01/22/04
WA-JER, INC	2,079	01/14/04
WALPOLE TOWN COLLECTOR	90	01/26/04
WALPOLE TOWN COLLECTOR	4,981	01/08/04
WALPOLE TOWN TAX COLLECTOR	672	01/15/04
WARREN COUNTY NY TREASURER	33,966	01/13/04
WASHINGTON COUNTY TREASURER	26,070	01/16/04
WATERBURY CITY COLLECTOR	14,478	01/26/04
WAYNE TOWN	6,901	01/16/04
WEBSTER COUNTY SHERIFF TREASURE	5,079	01/23/04
WETHERSFIELD TOWN	3,679	01/16/04
WHEELER TOWN & COUNTY TAX	3,904	01/08/04
WHITAKERS TOWN	873	01/08/04
WHITESBURG CITY	1,098	01/16/04
WINCHESTER CITY	3,028	01/23/04
WOLFE COUNTY SHERIFF	3,489	01/28/04
WOODFORD COUNTY	10,478	01/13/04
WYOMING COUNTY NY	1,640	01/28/04
WYOMING COUNTY NY	3,106	01/16/04
YATES COUNTY TREASURER	15,580	01/16/04
YATES COUNTY TREASURER	18,459	01/23/04

Total	$3,114,175

41-47

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V
Pages 1 to 8

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended January 31, 2004

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
ALABAMA DEPARTMENT OF REVENUE	Gross Receipts Tax	$376	01/15/04
ALAMEDA COUNTY	Gross Receipts Tax	5	01/20/04
ALBEMARLE COUNTY	Utility Tax	529	01/19/04
ALBEMARLE COUNTY	911 Surcharge	4,298	01/21/04
AMHERST COUNTY	911 Surcharge	8	01/21/04
ARIZONA DEPARTMENT OF REVENUE	Gross Receipts Tax	15	01/14/04
ARIZONA DEPARTMENT OF REVENUE	Sales Tax	31	01/14/04
ARIZONA DEPARTMENT OF REVENUE	Sales Tax	92	01/09/04
ARKANSAS USF	Gross Receipts Tax	2	01/23/04
ASHLAND INDEPENDENT BOARD OF	Utility Tax	10,460	01/14/04
BATH COUNTY SCHOOL D	Utility Tax	765	01/14/04
BEDFORD COUNTY	Utility Tax	10	01/19/04
BEREA INDEPENDENT SCHOOL DIST	Utility Tax	1,956	01/14/04
BOARD OF EQUALIZATION	Sales Tax	51	01/16/04
BOARD OF EQUALIZATION	Sales Tax	121	01/19/04
BOARD OF EQUALIZATION	Sales Tax	198	01/30/04
BOARD OF EQUALIZATION	911 Surcharge	238	01/21/04
BOURBON COUNTY SCHOOL	Utility Tax	620	01/14/04
BOYD COUNTY SCHOOL D	Gross Receipts Tax	19	01/14/04
BOYD COUNTY SCHOOL D	Utility Tax	2,769	01/14/04
BOYLE COUNTY SCHOOL DISTRICT	Utility Tax	1,562	01/14/04
BREATHITT COUNTY SCH	Utility Tax	994	01/14/04
BRECKINRIDGE COUNTY BOARD OF	Utility Tax	825	01/14/04
BUREAU OF TAXATION	Sales Tax	479	01/13/04
BURGIN EDUCATION BO	Utility Tax	319	01/14/04
BUTLER COUNTY SCHOOL DISTRICT	Utility Tax	56	01/14/04
CALIFORNIA HIGH COST FUND - A	Gross Receipts Tax	64	01/09/04
CALIFORNIA HIGH COST FUND-B	Sales Tax	818	01/09/04
CAMPBELL COUNTY	911 Surcharge	134	01/21/04
CARTER COUNTY SCHOOL	Utility Tax	1,687	01/14/04
CASTLE ROCK TOWN	Gross Receipts Tax	1	01/14/04
CATTARAUGUS COUNTY	911 Surcharge	22	01/21/04
CHESTERFIELD COUNTY	Utility Tax	13	01/19/04
CHESTERFIELD COUNTY	911 Surcharge	214	01/19/04
CITY OF AHLAMBRA	Gross Receipts Tax	6	01/20/04
CITY OF ALAMEDA	Gross Receipts Tax	3	01/20/04
CITY OF ARCADIA	Gross Receipts Tax	11	01/20/04
CITY OF ARCATA	Gross Receipts Tax	3	01/20/04
CITY OF BALDWIN PARK	Gross Receipts Tax	7	01/20/04
CITY OF BALDWIN PARK	Utility Tax	4,038	01/09/04
CITY OF BEAUMONT	Gross Receipts Tax	8	01/20/04
CITY OF BEAUMONT	Utility Tax	2,473	01/08/04
CITY OF BEDFORD	911 Surcharge	4	01/21/04
CITY OF BERKELEY	Gross Receipts Tax	3	01/20/04
CITY OF BRAWLEY	Gross Receipts Tax	7	01/20/04
CITY OF BRAWLEY	Utility Tax	6,100	01/08/04
CITY OF BREMERTON	Gross Receipts Tax	1	01/19/04
CITY OF BURBANK	Gross Receipts Tax	46	01/27/04
CITY OF CALABASAS	Gross Receipts Tax	7	01/20/04
CITY OF CHARLOTTESVILLE	911 Surcharge	3,812	01/21/04
CITY OF CHARLOTTSVILLE	Utility Tax	3,028	01/19/04
CITY OF CHARLOTTSVILLE	Utility Tax	53,337	01/09/04
CITY OF CHICO	Gross Receipts Tax	3	01/20/04
CITY OF COLFAX	Gross Receipts Tax	6	01/09/04
CITY OF COLORADO SPRINGS	Sales Tax	21	01/14/04
CITY OF COLORADO SPRINGS	Utility Tax	172	01/14/04
CITY OF COMPTON	Gross Receipts Tax	5	01/20/04
CITY OF COVINA	Gross Receipts Tax	7	01/20/04
CITY OF CULVER CITY	Gross Receipts Tax	5	01/20/04
CITY OF DANVILLE	911 Surcharge	4,057	01/21/04
CITY OF DEER PARK	Gross Receipts Tax	4	01/12/04
CITY OF DESERT HOT SPRINGS	Gross Receipts Tax	8	01/20/04
CITY OF FONTANA	Gross Receipts Tax	8	01/20/04
CITY OF FONTANA	Utility Tax	40,329	01/09/04
CITY OF FORT PAYNE	Utility Tax	12	01/19/04
CITY OF GARDENA	Gross Receipts Tax	3	01/20/04
CITY OF GLENDALE	Gross Receipts Tax	5	01/20/04
CITY OF GUNNISON	Sales Tax	16	01/14/04
CITY OF GUNNISON	Gross Receipts Tax	31	01/14/04
CITY OF HARRISONBURG TREASURER	911 Surcharge	12	01/21/04
CITY OF HARRISONBURG TREASURER	Utility Tax	302	01/14/04
CITY OF HAWTHORNE	Gross Receipts Tax	5	01/20/04
CITY OF HERMOSA BEACH	Gross Receipts Tax	15	01/20/04
CITY OF HERMOSA BEACH	Utility Tax	18,607	01/08/04
CITY OF HOLTVILLE	Utility Tax	1,559	01/08/04
CITY OF INDIO	Gross Receipts Tax	4	01/20/04
CITY OF INGLEWOOD	Gross Receipts Tax	8	01/20/04
CITY OF KALAMA	Gross Receipts Tax	17	01/19/04
CITY OF KELSO	Gross Receipts Tax	84	01/12/04
CITY OF KELSO	Utility Tax	20,442	01/26/04
CITY OF LA HABRA	Gross Receipts Tax	31	01/20/04
CITY OF LA HABRA	Sales Tax	26,325	01/09/04
CITY OF LA VERNE	Gross Receipts Tax	19	01/20/04
CITY OF LONG BEACH	Gross Receipts Tax	10	01/20/04
CITY OF LONGVIEW	Gross Receipts Tax	253	01/19/04
CITY OF LONGVIEW	Utility Tax	66,929	01/27/04
CITY OF LOS ANGELES	Gross Receipts Tax	1,036	01/20/04
CITY OF LYNCHBURG	911 Surcharge	560	01/21/04
CITY OF LYNWOOD	Gross Receipts Tax	5	01/20/04
CITY OF MALIBU	Gross Receipts Tax	4	01/20/04
CITY OF MODESTA	Gross Receipts Tax	5	01/20/04
CITY OF MONTCLAIR	Gross Receipts Tax	6	01/20/04
CITY OF MORENO VALLEY	Gross Receipts Tax	60	01/20/04
CITY OF MORENO VALLEY	Utility Tax	61,532	01/08/04
CITY OF MOUNTAIN VIEW	Gross Receipts Tax	3	01/20/04
CITY OF PALOUSE	Gross Receipts Tax	32	01/19/04
CITY OF PASADENA	Gross Receipts Tax	5	01/20/04
CITY OF PICO RIVERA	Gross Receipts Tax	5	01/20/04
CITY OF PICO RIVERA	Utility Tax	10,317	01/08/04
CITY OF PLACENTIA	Gross Receipts Tax	4	01/20/04
CITY OF PLACENTIA	Utility Tax	15,509	01/09/04
CITY OF PORT HUENEME	Gross Receipts Tax	7	01/20/04
CITY OF PORT HUENEME	Utility Tax	9,674	01/09/04
CITY OF PULLMAN	Gross Receipts Tax	24	01/19/04
CITY OF REDONDO BEACH	Gross Receipts Tax	64	01/20/04
CITY OF REDONDO BEACH CA	Utility Tax	43,795	01/08/04
CITY OF RIALTO	Utility Tax	564	01/09/04
CITY OF RIALTO	Utility Tax	45,573	01/08/04
CITY OF RICHMOND	Utility Tax	2,867	01/19/04
CITY OF RICHMOND	911 Surcharge	3,052	01/21/04
CITY OF RICHMOND	Utility Tax	5,668	01/14/04
CITY OF RIVERSIDE	Gross Receipts Tax	9	01/20/04
CITY OF SACRAMENTO	Gross Receipts Tax	2	01/20/04
CITY OF SALEM	911 Surcharge	3	01/21/04
CITY OF SAN BERNARDINO	Gross Receipts Tax	23	01/20/04
CITY OF SAN BERNARDINO	Utility Tax	1,259	01/08/04
CITY OF SAN BERNARDINO	Utility Tax	68,763	01/09/04
CITY OF SAN BUENAVENTURA	Utility Tax	34,717	01/08/04
CITY OF SAN GABRIEL	Gross Receipts Tax	2	01/20/04
CITY OF SAN JOSE	Gross Receipts Tax	4	01/20/04
CITY OF SANTA ANA	Gross Receipts Tax	33	01/20/04
CITY OF SANTA BARBARA	Gross Receipts Tax	5	01/20/04
CITY OF SANTA MONICA	Gross Receipts Tax	188	01/20/04
CITY OF SANTA MONICA	Utility Tax	306	01/09/04
CITY OF SANTA MONICA	Utility Tax	148,091	01/08/04
CITY OF SANTA ROSA	Gross Receipts Tax	2	01/20/04
CITY OF SEAL BEACH	Gross Receipts Tax	13	01/20/04
CITY OF SEATTLE	Gross Receipts Tax	5	01/19/04
CITY OF SIERRA MADRE	Gross Receipts Tax	5	01/20/04
CITY OF SOUTH PASADENA	Gross Receipts Tax	5	01/20/04
CITY OF SPOKANE	Gross Receipts Tax	18	01/19/04
CITY OF STANTON	Gross Receipts Tax	2	01/20/04
CITY OF STAUNTON	911 Surcharge	52	01/21/04
CITY OF SUNNYVALE	Gross Receipts Tax	4	01/20/04
CITY OF TORRANCE	Gross Receipts Tax	7	01/20/04
CITY OF VANCOUVER	Gross Receipts Tax	9	01/19/04
CITY OF VENTURA	Gross Receipts Tax	28	01/20/04
CITY OF WAYNESBORO	Utility Tax	31,428	01/09/04
CITY OF WHITTIER	Gross Receipts Tax	12	01/20/04
CITY OF WINCHESTER	Utility Tax	716	01/14/04
CITY OF WINCHESTER	911 Surcharge	1,007	01/21/04
CITY OF WINCHESTER	Utility Tax	16,198	01/09/04
CITY OF WOODLAND	Gross Receipts Tax	39	01/19/04
CLOVERPORT BOARD OF EDUCATION	Utility Tax	282	01/14/04
COLORADO DEPARTMENT OF REVENUE	Gross Receipts Tax	96	01/14/04
COLORADO DEPARTMENT OF REVENUE	Sales Tax	280	01/14/04
COLORADO DEPARTMENT OF REVENUE	Sales Tax	405	01/21/04
COLORADO DEPARTMENT OF REVENUE	Utility Tax	2,619	01/21/04
COMMONWEALTH OF MASS	Sales Tax	9,169	01/14/04
COMPTROLLER OF MARYLAND	Sales Tax	6,567	01/20/04
COMPTROLLER OF MD	Sales Tax	6,176	01/21/04
COMPTROLLER, CITY OF BUFFALO	Utility Tax	27,787	01/19/04
CONNECTICUT DEPT OF REVENUE	Sales Tax	361,736	01/30/04
COUNTY OF AUGUSTA	911 Surcharge	10	01/21/04
COUNTY OF GENESEE	911 Surcharge	11	01/21/04
COUNTY OF HALIFAX	911 Surcharge	8	01/21/04
COUNTY OF MONTGOMERY	Utility Tax	9,352	01/09/04
CPUC	Gross Receipts Tax	546	01/14/04
DANVILLE INDEPENDENT SCHOOL DIS	Utility Tax	4,686	01/14/04
DAVIESS CO BOARD OF EDUCATION	Gross Receipts Tax	19	01/14/04
DAVIESS CO BOARD OF EDUCATION	Utility Tax	17,321	01/14/04
DEAF TRUST	Sales Tax	14	01/09/04
DEPT OF REVENUE	Gross Receipts Tax	2	01/14/04
DEPT OF REVENUE	Sales Tax	9	01/14/04
DIRECTOR OF FINANCE	911 Surcharge	15	01/21/04
ELLIOTT COUNTY SCHOO	Utility Tax	294	01/14/04
ERIE COUNTY COMPTROLLER	911 Surcharge	4,886	01/21/04
FAUQUIER COUNTY TREASURER	911 Surcharge	24	01/21/04
FLORIDA DEPT OF REVENUE	Gross Receipts Tax	7,264	01/20/04
FLORIDA DEPT OF REVENUE	Sales Tax	196,559	01/20/04
FLORIDA DEPT OF REVENUE	Telecommunications Tax	3,307,548	01/20/04
FRANKLIN COUNTY SCHOOL DISTRICT	Utility Tax	95	01/14/04
FREDRICK COUNTY TREASURER	911 Surcharge	185	01/21/04
GARRARD COUNTY SCHOOL DISTRICT	Utility Tax	1,013	01/14/04
GEORGIA DEPARTMENT OF REVENUE	Gross Receipts Tax	61	01/13/04
GEORGIA DEPARTMENT OF REVENUE	Sales Tax	13,887	01/13/04
GREENE COUNTY	911 Surcharge	14	01/21/04
HANCOCK COUNTY BOARD OF	Utility Tax	870	01/14/04
HARLAN COUNTY SCHOOL	Utility Tax	236	01/14/04
HARRISON COUNTY SCHOOL DISTRICT	Utility Tax	2,724	01/14/04
HARRODSBURG BOARD OF EDUCATION	Utility Tax	2,679	01/14/04
HENDERSON CO BOARD OF EDUCATION	Utility Tax	2,299	01/14/04
HENRICO COUNTY	Utility Tax	3,013	01/19/04
HENRICO COUNTY	911 Surcharge	3,450	01/21/04
HENRY COUNTY TREASURER	911 Surcharge	3	01/21/04
IDAHO STATE TAX COMMISSION	Sales Tax	2,842	01/16/04
IDAHO STATE TAX COMMISSION	Sales Tax	3,624	01/09/04
IDAHO TRS FUND	Gross Receipts Tax	80	01/14/04
IDAHO UNIVERSAL SERVICE	Gross Receipts Tax	28	01/09/04
ILLINOIS DEPARTMENT OF REVENUE	Gross Receipts Tax	2	01/12/04
ILLINOIS DEPARTMENT OF REVENUE	Gross Receipts Tax	217	01/14/04
INDIANA DEPT OF REVENUE	Sales Tax	1,397	01/09/04
INDIANA DEPT OF REVENUE	Sales Tax	28,371	01/20/04
INTERNAL REVENUE SERVICE	Federal Excise Tax	30,907	01/23/04
INTERNAL REVENUE SERVICE	Federal Excise Tax	31,938	01/09/04
JACKSON INDEPENDENT SCHOOLS	Utility Tax	496	01/14/04
JESSAMINE COUNTY BOARD OF EDUCA	Utility Tax	7,639	01/14/04
KANSAS DEPT OF REVENUE	Gross Receipts Tax	16	01/21/04
KANSAS DEPT OF REVENUE	Sales Tax	60	01/21/04
KANSAS DEPT OF REVENUE	Sales Tax	18,348	01/23/04
KENTUCKY REVENUE CABINET	Sales Tax	3,484	01/20/04
LAUREL COUNTY SCHOOL	Utility Tax	5,707	01/14/04
LEE COUNTY SCHOOL DI	Utility Tax	1,131	01/14/04
LESLIE COUNTY SCHOOL	Utility Tax	918	01/14/04
LETCHER COUNTY BOARD OF EDUCATI	Utility Tax	806	01/14/04
LEWIS COUNTY BOARD OF	Utility Tax	950	01/14/04
LEWIS COUNTY SCHOOL	Utility Tax	294	01/14/04
LINCOLN COUNTY BOARD OF EDUCATI	Utility Tax	1,358	01/14/04
LOGAN COUNTY SCHOOL DISTRICT	Utility Tax	32	01/14/04
MADISON COUNTY SCHOOL DISTRICT	Gross Receipts Tax	44	01/14/04
MADISON COUNTY SCHOOL DISTRICT	Utility Tax	18,830	01/14/04
MAINE REVENUE SERVICES	Sales Tax	278,167	01/15/04
MARION COUNTY SCHOOL	Utility Tax	2,565	01/14/04
MASC TELECOMMUNICATIONS TAX	Gross Receipts Tax	282	01/29/04
MCLEAN COUNTY SCHOOL DISTRICT	Utility Tax	913	01/14/04
MENIFEE COUNTY SCHOO	Utility Tax	465	01/14/04
MERCER COUNTY SCHOOL DISTRICT	Utility Tax	1,731	01/14/04
MINNESOTA REVENUE	Sales Tax	15	01/20/04
MISSISSIPPI STATE TAX COMMISSIO	Sales Tax	44,642	01/09/04
MONTANA DEPT OF REVENUE	Gross Receipts Tax	16	01/27/04
MORGAN COUNTY SCHOOL	Utility Tax	1,185	01/14/04
NECA AUSF	Gross Receipts Tax	7	01/23/04
NECA KUSF	Gross Receipts Tax	28	01/14/04
NECA MTEAF	Gross Receipts Tax	47	01/12/04
NECA TX USF	Gross Receipts Tax	7	01/12/04
NECA VUSF	Gross Receipts Tax	263	01/12/04
NELSON COUNTY BOARD OF EDUCATIO	Utility Tax	1,162	01/14/04
NEW JERSEY SALES TAX	Sales Tax	856	01/09/04
NICHOLAS COUNTY SCHO	Utility Tax	641	01/14/04
NORTH CAROLINA DEPT OF REVENUE	Sales Tax	3,929	01/13/04
NORTH CAROLINA DEPT OF REVENUE	Sales Tax	10,857	01/09/04
NYS SALES TAX PROCESSING	Sales Tax	8,945	01/16/04
NYS SALES TAX PROCESSING	Sales Tax	49,474	01/26/04
OHIO COUNTY SCHOOL DISTRICT	Utility Tax	23	01/14/04
OKLAHOMA TAX COMMISSION	Sales Tax	918	01/14/04
ORLEANS COUNTY TREASURER	911 Surcharge	7	01/21/04
OWENSBORO BOARD OF EDUCATION	Utility Tax	12,086	01/14/04
OWSLEY COUNTY BOARD OF EDUCATIO	Utility Tax	381	01/14/04
PA DEPARTMENT OF REV	Sales Tax	37	01/15/04
PA DEPARTMENT OF REVENUE	Gross Receipts Tax	206	01/20/04
PA DEPARTMENT OF REVENUE	Sales Tax	189,013	01/20/04
PA DEPT. OF REVENUE	Sales Tax	396	01/19/04
PA DEPT. OF REVENUE	Sales Tax	16,994	01/16/04
PAGE COUNTY	911 Surcharge	15	01/21/04
PARIS INDEPENDENT SCHOOLS	Utility Tax	2,992	01/14/04
PERRY COUNTY SCHOOL	Utility Tax	271	01/14/04
PETERSBURG CITY	Utility Tax	19,098	01/15/04
PITTSYLVANIA COUNTY	911 Surcharge	81	01/21/04
POWELL COUNTY SCHOOL	Utility Tax	2,357	01/14/04
POWHATAN COUNTY TREASURER	911 Surcharge	38	01/21/04
PUBLIC SERVICE COMMISSION	Gross Receipts Tax	225	01/19/04
PUBLIC UTILITY COMMISSION OF	Gross Receipts Tax	9	01/14/04
ROCKCASTLE COUNTY SCHOOL	Utility Tax	890	01/14/04
RUSSELL INDEPENDENT	Utility Tax	6,179	01/14/04
SACRAMENTO COUNTY COLLECTOR	Gross Receipts Tax	3	01/20/04
SCOTT COUNTY SCHOOL	Utility Tax	7,256	01/14/04
SOUTH CAROLINA DEPARTMENT OF	Sales Tax	52,554	01/20/04
SPOTSYLVANIA COUNTY	911 Surcharge	48	01/21/04
STATE COMPTROLLER	Gross Receipts Tax	13	01/14/04
STATE COMPTROLLER	Sales Tax	258	01/14/04
STATE OF CONNECTICUT	Sales Tax	228	01/29/04
STATE OF MICHIGAN	Sales Tax	129	01/13/04
STATE OF NEW HAMPSHIRE	Gross Receipts Tax	2,302	01/12/04
STATE OF NEW HAMPSHIRE	Utility Tax	26,131	01/12/04
STATE OF NEW HAMPSHIRE	Utility Tax	45,086	01/14/04
STATE OF RHODE ISLAND	Sales Tax	26	01/14/04
STATE TAX DEPARTMENT	Sales Tax	13,562	01/15/04
STATE TAX DEPARTMENT	Sales Tax	104,965	01/08/04
TENNESSEE DEPT OF REVENUE	Gross Receipts Tax	91	01/14/04
TENNESSEE DEPT OF REVENUE	Sales Tax	670	01/14/04
TENNESSEE DEPT OF REVENUE	Sales Tax	61,500	01/20/04
TOWN OF BLACKSBURG	Utility Tax	15,634	01/09/04
TOWN OF MT CRESTED BUTTE	Utility Tax	1,216	01/14/04
TOWN OF SOUTH BOSTON	Utility Tax	4,817	01/09/04
TREASURER OF HANOVER COUNTY	Utility Tax	96	01/19/04
TREASURER OF HANOVER COUNTY	911 Surcharge	1,197	01/21/04
TREASURER OF STATE OF OHIO	Sales Tax	7,767	01/26/04
TREASURER OF STATE OF OHIO	Sales Tax	53,962	01/22/04
TREASURER STATE OF OHIO	Sales Tax	4,985	01/16/04
TREASURER STATE OF OHIO	Sales Tax	6,881	01/23/04
TREASURER STATE OF OHIO	Sales Tax	8,340	01/19/04
TREASURER STATE OF OHIO	Sales Tax	23,061	01/22/04
TREASURER STATE OF OHIO	Sales Tax	23,094	01/15/04
UNION COUNTY SCHOOL DISTRICT	Utility Tax	2,867	01/14/04
UNIVERSAL LIFETIME TELEPHONE SE	Gross Receipts Tax	364	01/09/04
UNIVERSAL SERVICE ADMINSTRATIVE	Gross Receipts Tax	16,015	01/07/04
UNIVERSAL SERVICE ADMINSTRATIVE	Gross Receipts Tax	52,648	01/29/04
UNIVERSAL SERVICE ADMINSTRATIVE	Gross Receipts Tax	54,114	01/08/04
VA DEPARTMENT OF TAXATION	Sales Tax	63	01/16/04
VERMONT DEPT OF TAXES	Telecommunications Tax	1,253	01/22/04
VERMONT DEPT OF TAXES	Sales Tax	334,490	01/22/04
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	4,183	01/15/04
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	4,273	01/16/04
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	6,645	01/14/04
WARREN COUNTY TREASURER	911 Surcharge	12	01/21/04
WASHINGTON COUNTY BOARD OF EDU	Utility Tax	913	01/14/04
WASHINGTON DEPT OF REVENUE	Gross Receipts Tax	57	01/20/04
WASHINGTON DEPT OF REVENUE	Sales Tax	1,552	01/20/04
WEBSTER COUNTY BOARD OF	Utility Tax	883	01/14/04
WEST VIRGINIA STATE TAX DEPT	Sales Tax	152,573	01/15/04
WISCONSIN DEPARTMENT OF REVEN	Gross Receipts Tax	5	01/15/04
WISCONSIN DEPARTMENT OF REVEN	Sales Tax	153	01/15/04
WOLFE COUNTY SCHOOL	Utility Tax	623	01/14/04
WOODFORD COUNTY BOARD OF ED	Utility Tax	4,782	01/14/04
WYOMING COUNTY NY	911 Surcharge	8	01/21/04
WYOMING UNIVERSAL SERVICE FUND	Gross Receipts Tax	1	01/21/04

Total		$6,701,780

48-55

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI
Pages 1 to 6

Court Reporting schedules for Cash Disbursements
for the Month Ended January 31, 2004

LEGAL ENTITY	Account Number	Case Number	Disbursements

ACC CABLE COMMUNICATIONS FL-VA, LLC	081-02-41904	02-41904	$3,538,861
ACC CABLE HOLDINGS VA, INC	081-02-41905	02-41905	--
ACC HOLDINGS II, LLC	081-02-41955	02-41955	--
ACC INVESTMENT HOLDINGS, INC	081-02-41957	02-41957	335
ACC OPERATIONS, INC	081-02-41956	02-41956	33,896
ACC TELECOMMUNICATIONS HOLDINGS LLC	081-02-41864	02-41864	--
ACC TELECOMMUNICATIONS LLC	081-02-41863	02-41863	2,882,533
ACC TELECOMMUNICATIONS OF VIRGINIA LLC	081-02-41862	02-41862	453,443
ACC-AMN HOLDINGS, LLC	081-02-41861	02-41861	--
ADELPHIA ACQUISITION SUBSIDIARY, INC	081-02-41860	02-41860	--
ADELPHIA ARIZONA, INC	081-02-41859	02-41859	--
ADELPHIA BLAIRSVILLE, LLC	081-02-41735	02-41735	--
ADELPHIA CABLE PARTNERS, LP	081-02-41902	02-41902	6,298,159
ADELPHIA CABLEVISION ASSOCIATES, LP	081-02-41913	02-41913	481,948
ADELPHIA CABLEVISION CORP	081-02-41752	02-41752	851,605
ADELPHIA CABLEVISION OF BOCA RATON, LLC	081-02-41751	02-41751	1,063,612
ADELPHIA CABLEVISION OF FONTANA, LLC	081-02-41755	02-41755	--
ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC	081-02-41754	02-41754	4,474,287
ADELPHIA CABLEVISION OF NEW YORK, INC	081-02-41892	02-41892	3,112,869
ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC	081-02-41947	02-41947	555,208
ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC	081-02-41781	02-41781	516,017
ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC	081-02-41946	02-41946	499,105
ADELPHIA CABLEVISION OF SAN BERNANDINO, LLC	081-02-41753	02-41753	--
ADELPHIA CABLEVISION OF SANTA ANA, LLC	081-02-41831	02-41831	2,404,931
ADELPHIA CABLEVISION OF SEAL BEACH, LLC	081-02-41757	02-41757	187,545
ADELPHIA CABLEVISION OF SIMI VALLEY, LLC	081-02-41830	02-41830	877,452
ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC	081-02-41943	02-41943	264,773
ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC	081-02-41783	02-41783	176,773
ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC	081-02-41766	02-41766	2,335,800
ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC	081-02-41764	02-41764	68,411
ADELPHIA CABLEVISION, LLC	081-02-41858	02-41858	77,419,232
ADELPHIA CALIFORNIA CABLEVISION, LLC	081-02-41942	02-41942	2,916,711
ADELPHIA CENTRAL PENNSYLVANIA, LLC	081-02-41950	02-41950	3,491,937
ADELPHIA CLEVELAND, LLC	081-02-41793	02-41793	12,231,976
ADELPHIA COMMUNICATIONS CORPORATION	081-02-41729	02-41729	45,261
ADELPHIA COMMUNICATIONS INTERNATIONAL, INC	081-02-41857	02-41857	335
ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC	081-02-41748	02-41748	3,407,043
ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC	081-02-41817	02-41817	1,277,393
ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC	081-02-41749	02-41749	224,633
ADELPHIA COMPANY OF WESTERN CONNECTICUT	081-02-41801	02-41801	1,711,318
ADELPHIA GENERAL HOLDINGS III, LLC	081-02-41854	02-41854	--
ADELPHIA GP HOLDINGS, LLC	081-02-41829	02-41829	--
ADELPHIA GS CABLE, LLC	081-02-41908	02-41908	4,403,374
ADELPHIA HARBOR CENTER HOLDINGS LLC	081-02-41853	02-41853	250
ADELPHIA HOLDINGS 2001, LLC	081-02-41926	02-41926	--
ADELPHIA INTERNATIONAL II, LLC	081-02-41856	02-41856	250
ADELPHIA INTERNATIONAL III, LLC	081-02-41855	02-41855	250
ADELPHIA MOBILE PHONES, INC	081-02-41852	02-41852	335
ADELPHIA OF THE MIDWEST, INC	081-02-41794	02-41794	335
ADELPHIA PINELLAS COUNTY, LLC	081-02-41944	02-41944	--
ADELPHIA PRESTIGE CABLEVISION, LLC	081-02-41795	02-41795	5,677,567
ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC	081-02-41939	02-41939	23,635
ADELPHIA TELECOMMUNICATIONS, INC	081-02-41851	02-41851	1,421,496
ADELPHIA WELLSVILLE, LLC	081-02-41850	02-41850	250
ADELPHIA WESTERN NEW YORK HOLDINGS, LLC	081-02-41849	02-41849	500
ARAHOVA COMMUNICATIONS, INC	081-02-41815	02-41815	27,936
ARAHOVA HOLDINGS, LLC	081-02-41893	02-41893	420
BADGER HOLDING CORP	081-02-41792	02-41792	1,804
BETTER TV INC. OF BENNINGTON	081-02-41914	02-41914	312,264
BLACKSBURG/SALEM CABLEVISION, INC	081-02-41759	02-41759	781,694
BRAZAS COMMUNICATIONS, INC	081-02-41804	02-41804	335
BUENAVISION TELECOMMUNICATIONS, INC	081-02-41938	02-41938	577,081
CABLE SENTRY CORPORATION	081-02-41894	02-41894	--
CALIFORNIA AD SALES, LLC	081-02-41945	02-41945	--
CCC-III, INC	081-02-41867	02-41867	--
CCC-INDIANA, INC	081-02-41937	02-41937	--
CCH INDIANA, LP	081-02-41935	02-41935	--
CDA CABLE, INC	081-02-41879	02-41879	165,392
CENTURY ADVERTISING, INC	081-02-41731	02-41731	335
CENTURY ALABAMA CORP	081-02-41889	02-41889	168,642
CENTURY ALABAMA HOLDING CORP	081-02-41891	02-41891	--
CENTURY AUSTRALIA COMMUNICATIONS CORP	081-02-41738	02-41738	250
CENTURY BERKSHIRE CABLE CORP	081-02-41762	02-41762	380,330
CENTURY CABLE HOLDING CORP	081-02-41814	02-41814	1,420
CENTURY CABLE HOLDINGS, LLC	081-02-41812	02-41812	15,717,730
CENTURY CABLE MANAGEMENT CORPORATION	081-02-41887	02-41887	281,138
CENTURY CABLE OF SOUTHERN CALIFORNIA	081-02-41745	02-41745	--
CENTURY CABLEVISION HOLDINGS, LLC	081-02-41936	02-41936	2,090,365
CENTURY CAROLINA CORP	081-02-41886	02-41886	987,282
CENTURY COLORADO SPRINGS CORP	081-02-41736	02-41736	158,750
CENTURY COLORADO SPRINGS PARTNERSHIP	081-02-41774	02-41774	4,407,184
CENTURY COMMUNICATIONS CORPORATION	081-02-12834	02-12834	1,701,711
CENTURY CULLMAN CORP	081-02-41888	02-41888	432,739
CENTURY ENTERPRISE CABLE CORP	081-02-41890	02-41890	337,694
CENTURY EXCHANGE, LLC	081-02-41744	02-41744	250
CENTURY FEDERAL, INC	081-02-41747	02-41747	--
CENTURY GRANITE CABLE TELEVISION CORP	081-02-41779	02-41779	--
CENTURY HUNTINGTON COMPANY	081-02-41885	02-41885	2,022,624
CENTURY INDIANA CORP	081-02-41768	02-41768	250
CENTURY INVESTMENT HOLDING CORP	081-02-41740	02-41740	331
CENTURY INVESTORS, INC	081-02-41733	02-41733	335
CENTURY ISLAND ASSOCIATES, INC	081-02-41771	02-41771	33,041
CENTURY ISLAND CABLE TELEVISION CORP	081-02-41772	02-41772	335
CENTURY KANSAS CABLE TELEVISION CORP	081-02-41884	02-41884	146,022
CENTURY LYKENS CABLE CORP	081-02-41883	02-41883	163,331
CENTURY MENDOCINO CABLE TELEVISION, INC	081-02-41780	02-41780	682,264
CENTURY MISSISSIPPI CORP	081-02-41882	02-41882	577,184
CENTURY MOUNTAIN CORP	081-02-41797	02-41797	146,357
CENTURY NEW MEXICO CABLE TELEVISION CORP	081-02-41784	02-41784	174
CENTURY NORWICH CORP	081-02-41881	02-41881	968,873
CENTURY OHIO CABLE TELEVISION CORP	081-02-41811	02-41811	535,732
CENTURY OREGON CABLE CORP	081-02-41739	02-41739	335
CENTURY PACIFIC CABLE TV INC	081-02-41746	02-41746	--
CENTURY PROGRAMMING, INC	081-02-41732	02-41732	420
CENTURY REALTY CORP	081-02-41813	02-41813	--
CENTURY SHASTA CABLE TELEVISION CORP	081-02-41880	02-41880	335
CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP	081-02-41770	02-41770	335
CENTURY TRINIDAD CABLE TELEVISION CORP	081-02-41790	02-41790	99,466
CENTURY VIRGINIA CORP	081-02-41796	02-41796	963,939
CENTURY VOICE AND DATA COMMUNICATIONS, INC	081-02-41737	02-41737	257
CENTURY WARRICK CABLE CORP	081-02-41763	02-41763	335
CENTURY WASHINGTON CABLE TELEVISION, INC	081-02-41878	02-41878	250
CENTURY WYOMING CABLE TELEVISION CORP	081-02-41789	02-41789	64,538
CENTURY-TCI CALIFORNIA COMMUNICATIONS, LP	081-02-41743	02-41743	452,150
CENTURY-TCI CALIFORNIA, LP	081-02-41741	02-41741	41,645,759
CENTURY-TCI HOLDINGS, LLC	081-02-41742	02-41742	250
CHELSEA COMMUNICATIONS, INC	081-02-41923	02-41923	1,570
CHELSEA COMMUNICATIONS, LLC	081-02-41924	02-41924	8,596,284
CHESTNUT STREET SERVICES, LLC	081-02-41842	02-41842	--
CLEAR CABLEVISION, INC	081-02-41756	02-41756	85
CMA CABLEVISION ASSOCIATES VII, LP	081-02-41808	02-41808	47,035
CMA CABLEVISION ASSOCIATES XI, LP	081-02-41807	02-41807	16,045
CORAL SECURITY, INC	081-02-41895	02-41895	--
COWLITZ CABLEVISION, INC	081-02-41877	02-41877	672,523
CP-MDU I LLC	081-02-41940	02-41940	--
CP-MDU II LLC	081-02-41941	02-41941	--
E & E CABLE SERVICE, INC	081-02-41785	02-41785	250
EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC	081-02-41799	02-41799	250
EASTERN VIRGINIA CABLEVISION, LP	081-02-41800	02-41800	162,329
EMPIRE SPORTS NETWORK, LP	081-02-41844	02-41844	446,671
FAE CABLE MANAGEMENT CORP	081-02-41734	02-41734	335
FOP INDIANA, LP	081-02-41816	02-41816	174,867
FRONTIERVISION ACCESS PARTNERS, LLC	081-02-41819	02-41819	2,370,481
FRONTIERVISION CABLE NEW ENGLAND , INC	081-02-41822	02-41822	1,033,982
FRONTIERVISION CAPITAL CORPORATION	081-02-41820	02-41820	335
FRONTIERVISION HOLDINGS CAPITAL CORPORATION	081-02-41824	02-41824	335
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION	081-02-41823	02-41823	335
FRONTIERVISION HOLDINGS, LLC	081-02-41827	02-41827	250
FRONTIERVISION HOLDINGS, LP	081-02-41826	02-41826	250
FRONTIERVISION OPERATING PARTNERS, LLC	081-02-41825	02-41825	250
FRONTIERVISION OPERATING PARTNERS, LP	081-02-41821	02-41821	26,972,393
FRONTIERVISION PARTNERS, LP	081-02-41828	02-41828	415
FT MYERS CABLEVISION, LLC	081-02-41948	02-41948	183
FT. MYERS ACQUISITION LIMITED PARTNERSHIP	081-02-41949	02-41949	250
GENESIS CABLE COMMUNICATIONS SUBSIDIARY, LLC	081-02-41903	02-41903	--
GLOBAL ACQUISITION PARTNERS, LP	081-02-41933	02-41933	1,819,280
GLOBAL CABLEVISION II, LLC	081-02-41934	02-41934	250
GRAFTON CABLE COMPANY	081-02-41788	02-41788	250
GS CABLE, LLC	081-02-41907	02-41907	5,321,729
GS TELECOMMUNICATIONS LLC	081-02-41906	02-41906	--
HARRON CABLEVISION OF NEW HAMPSHIRE, INC	081-02-41750	02-41750	1,940,973
HUNTINGTON CATV, INC	081-02-41765	02-41765	--
IMPERIAL VALLEY CABLEVISION, INC	081-02-41876	02-41876	652,133
KALAMAZOO COUNTY CABLEVISION, INC	081-02-41922	02-41922	250
KEY BISCAYNE CABLEVISION	081-02-41898	02-41898	113,332
KOOTENAI CABLE, INC	081-02-41875	02-41875	984,629
LAKE CHAMPLAIN CABLE TELEVISION CORPORATION	081-02-41911	02-41911	210,400
LEADERSHIP ACQUISITION LIMITED PARTNERSHIP	081-02-41931	02-41931	--
LOUISA CABLEVISION, INC	081-02-41760	02-41760	44,826
MANCHESTER CABLEVISION, INC	081-02-41758	02-41758	7
MARTHA'S VINEYARD CABLEVISION, LP	081-02-41805	02-41805	236,897
MERCURY COMMUNICATIONS, INC	081-02-41840	02-41840	58,545
MICKELSON MEDIA OF FLORIDA, INC	081-02-41874	02-41874	316,554
MICKELSON MEDIA, INC	081-02-41782	02-41782	114,612
MONTGOMERY CABLEVISION, INC	081-02-41848	02-41848	250
MONUMENT COLORADO CABLEVISION, INC	081-02-41932	02-41932	129,599
MOUNTAIN CABLE COMMUNICATIONS CORPORATION	081-02-41916	02-41916	2,568
MOUNTAIN CABLE COMPANY, LP	081-02-41909	02-41909	3,745,448
MT. LEBANON CABLEVISION, INC	081-02-41920	02-41920	--
MULTI-CHANNEL TV CABLE COMPANY	081-02-41921	02-41921	533,730
NATIONAL CABLE ACQUISITION ASSOCIATES, LP	081-02-41952	02-41952	2,853,229
OLYMPUS CABLE HOLDINGS, LLC	081-02-41925	02-41925	6,171,611
OLYMPUS CAPITAL CORPORATION	081-02-41930	02-41930	335
OLYMPUS COMMUNICATIONS HOLDINGS, LLC	081-02-41953	02-41953	--
OLYMPUS COMMUNICATIONS, LP	081-02-41954	02-41954	1,335
OLYMPUS SUBSIDIARY, LLC	081-02-41928	02-41928	--
OWENSBORO INDIANA, LP	081-02-41773	02-41773	--
OWENSBORO ON THE AIR, INC	081-02-41777	02-41777	500
OWENSBORO-BRUNSWICK, INC	081-02-41730	02-41730	3,850,081
PAGE TIME, INC	081-02-41839	02-41839	1,753
PARAGON CABLE TELEVISION, INC	081-02-41778	02-41778	856
PARAGON CABLEVISION CONSTRUCTION CORPORATION	081-02-41775	02-41775	--
PARAGON CABLEVISION MANAGEMENT CORPORATION	081-02-41776	02-41776	--
PARNASSOS COMMUNICATIONS, LP	081-02-41846	02-41846	343,646
PARNASSOS HOLDINGS, LLC	081-02-41845	02-41845	--
PARNASSOS, LP	081-02-41843	02-41843	15,398,590
PERICLES COMMUNICATIONS CORPORATION	081-02-41919	02-41919	335
PULLMAN TV CABLE CO., INC	081-02-41873	02-41873	492,274
RENTAVISION OF BRUNSWICK, INC	081-02-41872	02-41872	221,309
RICHMOND CABLE TELEVISION CORPORATION	081-02-41912	02-41912	70,044
RIGPAL COMMUNICATIONS, INC	081-02-41917	02-41917	--
ROBINSON/PLUM CABLEVISION, LP	081-02-41927	02-41927	468,198
S/T CABLE CORPORATION	081-02-41791	02-41791	335
SABRES, INC	081-02-41838	02-41838	363
SCRANTON CABLEVISION, INC	081-02-41761	02-41761	1,962,985
SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC	081-02-41767	02-41767	--
SOUTHEAST FLORIDA CABLE, INC	081-02-41900	02-41900	15,590,223
SOUTHWEST COLORADO CABLE INC	081-02-41769	02-41769	178,630
SOUTHWEST VIRGINIA CABLE, INC	081-02-41833	02-41833	1,163,998
STAR CABLE INC	081-02-41787	02-41787	250
STARPOINT, LIMITED PARTNERSHIP	081-02-41897	02-41897	943,512
SVHH CABLE ACQUISITION, LP	081-02-41836	02-41836	1,157,383
SVHH HOLDINGS, LLC	081-02-41837	02-41837	--
TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE	081-02-41798	02-41798	83,590
TELE-MEDIA COMPANY OF TRI-STATES, LP	081-02-41809	02-41809	60,537
TELE-MEDIA INVESTMENT PARTNERSHIP, LP	081-02-41951	02-41951	706,138
TELESAT ACQUISITION LIMITED PARTNERSHIP	081-02-41929	02-41929	--
TELESAT ACQUISITION, LLC	081-02-41871	02-41871	2,267,724
THE GOLF CLUB AT WENDING CREEK FARMS, LLC	081-02-41841	02-41841	250
THE MAIN INTERNETWORKS, INC	081-02-41818	02-41818	--
THE WESTOVER TV CABLE CO., INC	081-02-41786	02-41786	250
THREE RIVERS CABLE ASSOCIATES, LP	081-02-41910	02-41910	815,178
TIMOTHEOS COMMUNICATIONS, LP	081-02-41901	02-41901	250
TMC HOLDINGS CORPORATION	081-02-41803	02-41803	1,142
TMC HOLDINGS, LLC	081-02-41802	02-41802	--
TRI-STATES, LLC	081-02-41810	02-41810	250
UCA LLC	081-02-41834	02-41834	10,169,476
UPPER ST. CLAIR CABLEVISION INC	081-02-41918	02-41918	--
US TELE-MEDIA INVESTMENT COMPANY	081-02-41835	02-41835	250
VALLEY VIDEO, INC	081-02-41870	02-41870	128,556
VAN BUREN COUNTY CABLEVISION, INC	081-02-41832	02-41832	623,193
WARRICK CABLEVISION, INC	081-02-41866	02-41866	--
WARRICK INDIANA, LP	081-02-41865	02-41865	183,049
WELLSVILLE CABLEVISION, LLC	081-02-41806	02-41806	387,205
WEST BOCA ACQUISITION LIMITED PARTNERSHIP	081-02-41899	02-41899	1,102,455
WESTERN NY CABLEVSION, LP	081-02-41847	02-41847	--
WESTVIEW SECURITY, INC	081-02-41896	02-41896	--
WILDERNESS CABLE COMPANY	081-02-41869	02-41869	215,231
YOUNG'S CABLE TV CORP	081-02-41915	02-41915	206,076
YUMA CABLEVISION, INC	081-02-41868	02-41868	1,075,741

Total			$347,991,893

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ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VII Pages 1 to 2 Court Reporting schedules for Insurance Coverage
Coverage **	Company	Policy No.	Term

Commercial Property	Royal Indemnity Company	R2HD329266	05/16/03 - 05/16/04

Commercial General Liability	AIG (American Home Assurance Co)	4806103, 4806117, 4806148	12/15/03 - 12/15/04

Commercial Automobile Liability	AIG (American Home Assurance Co)	MA - 5188717 VA - 5188718 TX - 5188719 All other states - 5188716	12/15/03 - 12/15/04

Worker's Compensation	AIG (New Hampshire Ins. Co., I South Insurance Co., and National Union Fire Insurance Co. of VT)	All states except California & monopolistic states; policy numbers 2981752, 2981753, 2981754, 2981755, and 2981756	12/15/03 - 12/15/04

California	State Compensation Insurance Fund	1703671-03	05/16/03 - 05/16/04

ACC Operations Inc (OH)	Ohio Bureau of Workers	1328524	Ongoing*
Compensation

Washington State	WA Department of Labor &	083 004 452	10/1/99 - Ongoing*
Industry

West Virginia	West Virginia Workers'	20104948 101	10/1/99 - Ongoing*
Compensation

Wyoming	Wyoming Department of	366575	10/1/99 - Ongoing*
Employment

International Package Policy (Liability & Foreign Voluntary Comp)	ACE USA (ACE American Insurance Co.)	PHF073190	110/15/03 - 10/15/04

Aircraft Policy	AIG (National union Fire Insurance Co.)	GM3380176-01	11/02/03 - 11/01/04

Umbrella Liability	Zurich (American Guarantee &
	Liability Insurance Co.)	AUC937411600	05/16/03 - 05/16/04
Excess Umbrella Liability	XL Insurance America, Inc.	US00006683L103A	05/16/03 - 05/16/04

Executive Protection	Liberty Insurance Underwriters	180933013	12/19/03 - 12/19/04
(Special Crime)

New York Disability	Cigna	074487	07/01/03 - Ongoing*

Pollution Liability	Quanta Reinsurance U.S. Ltd.	On-site coverage (2000110)	01/01/05 - 01/01/05
		Off-site coverage (2000111)	01/01/03 - 01/01/04

Fiduciary Liability Insurance	Houston Casualty Co.	14MG03A2983	12/8/03 - 12/8/04

Directors & Officers Liability	Associated Electric & Gas Insurance	D0999A1A00	12/31/03 - 12/31/05
Services Limited (AEGIS)

Directors & Officers Liability Tail	AIG (National Union	7290984	12/31/03 - 12/31/05
Insurance Co.)

Excess Directors & Officers	U.S. Specialty Insurance Co.	14MGU03A3639	12/31/03 - 12/31/04
Liability
	Hartford (Twin City Fire Ins. Co.)	00DA02209103
	Hudson Insurance Co.	HN03031687
	Axis Reinsurance Co.	RBN502748
	Old Republic Insurance Co.	CUG27319

ERISA Bond	Hanover Insurance Co.	BDR1680832	15/16/03 - 05/16/04

Media Professional Liability	ACE (Illinois Union Insurance Company)	EON G21640104 002	11/22/04 - 11/22/05

* Ongoing means until the policy is cancelled by Adelphia or carrier

** The named insured is Adelphia Communications Corporation et al for all of the coverage except for Employee Dishonesty — ERISA whose named insured is Adelphia Communications Corporation Health Benefit Plan and Adelphia Communications Corporation Savings and Retirement Plan.

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